Exhibit 10.4

TPI COMPOSITES, INC.

SENIOR REDEEMABLE PREFERRED STOCK PURCHASE AGREEMENT

MARCH 24, 2011

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SECTION 4 Representations and Warranties of the Investors		19

4.1	No Registration	19
4.2	Investment Intent	19
4.3	Investment Experience	19
4.4	Speculative Nature of Investment	19
4.5	Access to Data	19
4.6	Accredited Investor	19
4.7	Restriction on Resales	19
4.8	No Public Market	20
4.9	Authorization	20
4.10	Brokers or Finders	20
4.11	Legends	20
4.12	Foreign Investors	20
4.13	Exculpation Among Investors	21
4.14	Residence	21
4.15	Competitor	21

SECTION 5 Investors’ Conditions to Closing		21

5.1	Conditions to the First Closing	21
5.2	Conditions to the GE Closing	22
5.3	Conditions to each Subsequent Closing	24

SECTION 6 Conditions to Company’s Obligation to Close		25

6.1	Representations and Warranties	25
6.2	Covenants	25
6.3	Compliance with Securities Laws	25
6.4	Restated Certificate	25
6.5	Joinder Agreement	26
6.6	Consents, Permits and Waivers	26
6.7	Proceedings and Documents	26

SECTION 7 Survival and Indemnification		26

7.1	Survival	26
7.2	Indemnification by the Company	26
7.3	Notification by Indemnified Party	27

SECTION 8 Covenants		28

8.1	Series A Purchase Agreement	28

SECTION 9 Miscellaneous		28

9.1	Use of Proceeds	28
9.2	Reserved	28
9.3	Amendment	28

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9.4	Notices	28
9.5	Expenses	29
9.6	Entire Agreement	30
9.7	Delays or Omissions	30
9.8	Governing Law	30
9.9	Jurisdiction; Venue	30
9.10	Waiver of Jury Trial	31
9.11	Equitable Remedies	31
9.12	Severability	31
9.13	Titles and Subtitles	31
9.14	Counterparts	31
9.15	Telecopy Execution and Delivery	31
9.16	Further Assurances	31
9.17	Successors and Assigns	32
9.18	Aggregation of Stock	32

EXHIBITS

A	First Closing Schedule of Investors
B	Form of Sixth Amended and Restated Certificate of Incorporation
C	Schedule of Exceptions
D	Form of Joinder Agreement
E	Form of Legal Opinion

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TPI COMPOSITES, INC.

SENIOR REDEEMABLE PREFERRED STOCK PURCHASE AGREEMENT

This SENIOR REDEEMABLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of March 24, 2011, by and among TPI Composites, Inc., a Delaware corporation (the “Company”), the investors listed under the heading “Initial Investors” on the First Closing Schedule of Investors attached hereto as Exhibit A (the “First Closing Schedule of Investors”), certain investors who become a party hereto by executing and delivering a joinder agreement in the form attached hereto as Exhibit D (the “Joinder Agreement”) (each investor who becomes a party hereto after the date hereof, an “Additional Investor,” and collectively with the Initial Investors, the “Investors”), and GE Capital Equity Investments, Inc. (“GE”), provided, however, that for the sake of clarity, GE shall not be deemed either an “Additional Investor” or an “Investor” hereunder until such time as GE purchases from the Company all or any portion of the GE Share Allotment (as defined below) at the GE Closing (as defined below).

RECITALS

WHEREAS, the Company has agreed to issue and sell to the Initial Investors on the date hereof, and the Initial Investors have agreed to purchase from the Company on the date hereof, an aggregate of 200 shares of the Company’s Senior Redeemable Preferred Stock (as defined below), at a price per share of $25,000, for an aggregate purchase price of $5,000,000 at the First Closing (as defined below) in accordance with the terms and provisions hereof; and

WHEREAS, the Company has reserved an additional 20 shares of the Company’s Senior Redeemable Preferred Stock for issuance and sale to the Additional Investors at (i) the GE Closing (as defined below) and/or (ii) one or more Subsequent Closings (as defined below) at a price per share of $25,000, for an aggregate purchase price of up to $500,000.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1

Authorization and Sale of Senior Redeemable Preferred Stock

1.1 Authorization. The Company has authorized (a) the sale and issuance of up to 220 shares of the Company’s Senior Redeemable Preferred Stock (the “Shares”), par value $0.01 per share (the “Senior Redeemable Preferred Stock”), having the rights, privileges, preferences and restrictions set forth in the Sixth Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit B (the “Restated Certificate”).

1.2 Sale and Issuance of Shares.

(a) Subject to the terms and conditions of this Agreement, including but not limited to the satisfaction by the Company of all applicable closing conditions set forth in Section 5.1 below (or the waiver thereof), and in reliance on the representations and warranties set forth herein, each Initial Investor, severally and not jointly, agrees to purchase from the Company, and the Company agrees to sell and issue to each Initial Investor at the First Closing (as defined below), the number of Shares set forth opposite such Initial Investor’s name on the First Closing Schedule of Investors at a purchase price of $25,000 per share.

(b) Subject to the terms and conditions of this Agreement, including but not limited to the satisfaction by the Company of all applicable closing conditions set forth in Section 5.2 or Section 5.3 below (or the waiver thereof), as applicable, and in reliance on the representations and warranties set forth herein, the Company agrees to sell and issue to each Additional Investor, if any, and each Additional Investor, if any, severally and not jointly, agrees to purchase from the Company the number of shares of Senior Redeemable Preferred Stock set forth on Schedule A to the Joinder Agreement executed by such Additional Investor.

1.3 Separate Agreement. The Company’s agreement with each Investor is a separate agreement, and the sale of Shares to each Investor is a separate sale and issuance.

SECTION 2

Closing Date; Delivery

2.1 Closing.

(a) The purchase, sale and issuance of the Shares, in the amounts and to the Initial Investors set forth on the First Closing Schedule of Investors (the “First Closing”), shall take place at the law offices of Goodwin Procter LLP, Exchange Place, Boston, MA 02109 at 10:00 a.m. local time on the date hereof, or at such other place as the Company and the holders of a majority-in-interest of the Shares being purchased at the First Closing mutually agree in writing (such date, the “First Closing Date”).

(b) At any time after the First Closing Date and on or prior to April 15, 2011, GE may elect (by delivering written notice to the Company) to purchase from the Company up to 19.4872 Shares (the “GE Share Allotment”), at a purchase price of $25,000 per share, for an aggregate purchase price of up to $487,180 (the “GE Closing”), and such GE Closing shall take place, if at all, at such date and time as the Company and GE shall agree, but in any case no later than April 15, 2011, at the law offices of Goodwin Procter LLP, Exchange Place, Boston, MA 02109 at 10:00 a.m. local time, or at such other place as the Company and GE mutually agree in writing (such date, the “GE Closing Date”). Notwithstanding anything to the contrary contained herein, if GE purchases from the Company all or any portion of the GE Share Allotment at the GE Closing, then GE shall be deemed an “Additional Investor” and an “Investor” for all purposes hereunder.

(c) At any time after the First Closing Date and on or prior to April 15, 2011, one or more Additional Investors (who have been approved by the Company and the holders of a majority of the Shares purchased at the First Closing) may elect to purchase from the Company those shares, if any, that GE elects not to purchase pursuant to Section 2.1(b) above. at a purchase price of $25,000 per share (each, a “Subsequent Closing”). Any such Subsequent Closing shall take place, if at all, at such date and time as the Company and such Additional Investor shall agree, but in any case no later than April 15, 2011, at the law offices of Goodwin Procter LLP, Exchange Place, Boston, MA 02109 at 10:00 a.m. local time, or at such other place as the Company and such Additional Investor mutually agree in writing (each such date, a “Subsequent Closing Date”).

2.2 Delivery; Payment.

(a) At the First Closing, subject to the terms and conditions hereof, the Company will deliver to each Initial Investor a certificate registered in such Initial Investor’s name representing the number of Shares that such Initial Investor is purchasing in the First Closing against payment of such Initial Investor’s aggregate purchase price therefor as set forth in the column designated “Purchase Price” opposite such Initial Investor’s name on the First Closing Schedule of Investors, by (i) check payable to the Company, (ii) wire transfer in accordance with the Company’s instructions, (iii) the conversion of outstanding principal and accrued interest on notes issued pursuant to that certain Note Purchase Agreement, dated as of February 14, 2011, by and among the Company and the Investors named on Schedule I thereto (the “Note Purchase Agreement”), or (iv) any combination of the foregoing.

(b) If the GE Closing occurs, then, at the GE Closing, subject to the terms and conditions hereof, the Company will deliver to GE a certificate registered in GE’s name representing the number of Shares that GE is purchasing in the GE Closing against payment of GE’s aggregate purchase price therefor as set forth in the Joinder Agreement executed by GE, by (i) check payable to the Company, (ii) wire transfer in accordance with the Company’s instructions or (iii) any combination of the foregoing.

(c) If one or more Subsequent Closings occur, then, at each Subsequent Closing, subject to the terms and conditions hereof, the Company will deliver to each Additional Investor participating in such Subsequent Closing a certificate registered in such Additional Investor’s name representing the number of Shares that such Additional Investor is purchasing in such Subsequent Closing against payment of such Additional Investor’s aggregate purchase price therefor as set forth in the Joinder Agreement executed by such Additional Investor, by (i) check payable to the Company, (ii) wire transfer in accordance with the Company’s instructions or (iii) any combination of the foregoing.

2.3 Qualified Financing.

(a) In the event a Qualified Financing (as defined herein) is consummated by the Company, simultaneously with such consummation, each outstanding share of Senior Redeemable Preferred Stock shall automatically be exchanged for that number of shares of the same securities issued in connection with such Qualified Financing (the “Future Securities”) determined by dividing (x) the Share Price, plus any accrued by unpaid dividends thereon as of the date of such Qualified Financing, whether or not declared by the Board of Directors of the Company (the “Board”), by (y) an amount equal to eighty percent (80%) of the lowest per share selling price of the Future Securities issued in such Qualified Financing.

(b) The term “Qualified Financing” shall mean any financing (other than sales of Senior Redeemable Preferred Stock contemplated by this Agreement) involving the sale of equity securities of the Company or debt convertible into equity securities of the Company or derivative securities exercisable for or convertible into equity securities of the Company, which financing has been approved by holders of seventy-five percent (75%) or more of the shares of Senior Redeemable Preferred Stock then outstanding.

(c) The parties hereto intend and acknowledge that any such exchange is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code (as defined herein), and the parties shall prepare all books, records, and filings in a manner consistent with such intent. Such shares of Senior Redeemable Preferred Stock exchanged pursuant to this Section 2.3 shall be cancelled and shall not be subject to reissuance by the Company.

SECTION 3

Representations and Warranties of the Company

Except as set forth on the Schedule of Exceptions attached hereto as Exhibit C delivered to each of the Investors or their counsel as of the date hereof (the “Schedule of Exceptions”), the Company hereby represents and warrants to the Investors as follows (references to the “Company” in this Section 3 shall refer, whenever not inappropriate by reference to the context, to the Company and its subsidiaries (including VienTek and Plasan JV (as defined herein)); provided, however, that with respect to Sections 3.1, 3.2, 3.4, 3.5, 3.6, 3.16, 3.17, 3.18, 3.19, 3.22, 3.25 and 3.26, references to the “Company” shall refer, whenever not inappropriate by reference to the context, to the Company and any of its wholly-owned subsidiaries (but not any non-wholly-owned subsidiaries). As used in this Agreement, “Company’s Knowledge”, “Knowledge of the Company” and words of similar import shall mean the actual knowledge of Steve Lockard, Henry Hirvela, Wayne Monie, Stephen Beaver and John Ragan (assuming the reasonable performance of their duties and after making a reasonable inquiry with respect thereto of employees of the Company).

3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is presently qualified to do business as a foreign corporation and in good standing in each jurisdiction where the failure to be so qualified could have a material adverse effect on the assets, properties, operating results, liabilities, financial condition, operations or business of the Company (as such business is now conducted or as proposed to be conducted) (a “Material Adverse Effect”). The Restated Certificate and Amended and Restated Bylaws of the Company (the “Bylaws”) are in the form provided to counsel for the Investors. The minute books of the Company contain complete and correct minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of formation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes completely and accurately in all material respects.

3.2 Corporate Power. The Company has all requisite legal and corporate power and authority (a) to execute and deliver this Agreement, (b) to sell and issue the Shares hereunder, and (c) to carry out and perform its obligations under the terms of this Agreement, the Third Amended and Restated Investor Rights Agreement, (the “Rights Agreement”) and the Third Amended and Restated Right of First Refusal, Co-Sale and Voting Agreement (the “Right of First Refusal and Co-Sale Agreement”) (together sometimes collectively referred to herein as the “Agreements”).

3.3 Subsidiaries. Except as set forth on Schedule 3.3 of the Schedule of Exceptions, the Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association or other business entity. Except as set forth on Schedule 3.3 of the Schedule of Exceptions, the Company is not a participant in any joint venture, partnership or similar arrangement.

3.4 Capitalization.

(a) Immediately prior to the First Closing and following the filing of the Restated Certificate with the Secretary of State of the State of Delaware, the authorized capital stock of the Company consists of 29,716 shares of Common Stock, par value $0.01 per share, of which 11,773.5963 shares are issued and outstanding, and 12,844 shares of Preferred Stock, par value $0.01 per share, 3,551 of which are designated “Series A Convertible Preferred Stock,” 3,550.0485 of which are issued or outstanding, 2,287 of which are designated “Series B Convertible Preferred Stock,” 2,286.0244 of which are issued or outstanding, 3,061 of which are designated “Series B-1 Convertible Preferred Stock,” 2,971.8322 of which are issued or outstanding, 2,944 of which are designated “Series C Convertible Preferred Stock,” 2,943.6967 of which are issued or outstanding, and 220 of which are designated “Senior Redeemable Preferred Stock,” none of which are issued or outstanding. The Common Stock, the Series A Convertible Preferred Stock of the Company, par value $0.01 per share (the “Series A Preferred Stock”), the Series B Convertible Preferred Stock of the Company, par value $0.01 per share (the “Series B Preferred Stock”), the Series B-1 Convertible Preferred Stock of the Company, par value $0.01 per share (the “Series B-1 Preferred Stock”) and the Series C Preferred Stock of the Company, par value $0.01 per share (the “Series C Preferred Stock”) shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate. Schedule 3.4(a) of the Schedule of Exceptions contains a true, accurate and complete listing of all outstanding capital stock of the Company, including securities exercisable for or convertible into capital stock of the Company, prior to the First Closing, including the holders thereof and any restrictions thereon.

(b) All outstanding capital stock of the Company has been duly authorized and validly issued in compliance with applicable laws, including, without limitation, all federal and state securities laws, and is fully paid and nonassessable.

(c) The Company has reserved:

(i) 220 Shares for issuance pursuant to this Agreement;

(ii) 3,856 shares of Common Stock (as may be adjusted in accordance with the provisions of the Restated Certificate) for issuance upon conversion of the Series A Preferred Stock;

(iii) 2,546 shares of Common Stock (as may be adjusted in accordance with the provisions of the Restated Certificate) for issuance upon conversion of the Series B Preferred Stock;

(iv) 3,407 shares of Common Stock (as may be adjusted in accordance with the provisions of the Restated Certificate) for issuance upon conversion of the Series B-1 Preferred Stock;

(v) 2,944 shares of Common Stock (as may be adjusted in accordance with the provisions of the Restated Certificate) for issuance upon conversion of the Series C Preferred Stock;

(vi) 1,439 shares of Common Stock authorized for issuance to directors, employees and consultants of the Company pursuant to the Company’s 2004 Stock Option and Grant Plan, as amended, of which 1,126.2337 shares of restricted stock and no options have been granted to date and of which no shares of Common Stock are available for future grant; and

(vii) 2,968.4904 shares of Common Stock authorized for issuance to directors, employees and consultants of the Company pursuant to the Company’s 2008 Stock Option and Grant Plan, as amended (the “Stock Plan”), of which stock appreciation rights for 2,146.3269 shares of Common Stock and options to acquire 644.0175 shares of Common Stock have been granted to date and are outstanding and of which 178.1460 shares of Common Stock are available for future grant.

(d) The Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Shares will be free of any liens, encumbrances and other restrictions on transfer, other than any liens or encumbrances created by or imposed upon the Investors; provided, however, that the Shares are subject to restrictions on transfer under U.S. state and/or federal securities laws. All capital stock of the Company has been issued in compliance with all applicable federal and state securities laws.

(e) Except for the conversion privileges of the Series A Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock and the Series C Preferred Stock, the Rights Agreement and the Right of First Refusal and Co-Sale Agreement or as otherwise set forth above or in Schedule 3.4(a) of the Schedule of Exceptions, there are no options, warrants or other rights to purchase any of the Company’s capital stock or securities that are convertible into or exchangeable for any of the Company’s capital stock.

(f) Except as set forth in Schedule 3.4(f) of the Schedule of Exceptions, no stock plan, stock purchase, stock option or other agreement or understanding between the

Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of (i) termination of employment (whether actual or constructive); (ii) any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company; or (iii) the occurrence of any other event or combination of events.

(g) Each current holder of any capital stock of the Company (or options or other convertible or exercisable securities of the Company) that is not subject to the market stand-off provisions contained in the Rights Agreement (the “Market Stand-Off Provision”) has executed an agreement containing provisions substantially similar to the Market Stand-Off Provision.

(h) Immediately prior to the First Closing, Five Hundred (500) Class A Units of VienTek, LLC (“VienTek”), constituting fifty percent (50%) of the outstanding equity of VienTek, are held by TPI, Inc. and Five Hundred (500) Class A Units of VienTek, constituting fifty percent (50%) of the outstanding equity of VienTek, are held by Mitsubishi Power Systems, Inc. or any assignee pursuant to a “Permitted Transfer” under the VienTek Limited Liability Company Agreement.

(i) Immediately prior to the First Closing, fifty (50) percentage interests of Armored Chariots, LLC (“Plasan JV”), constituting fifty percent (50%) of the outstanding equity of Plasan JV, are held by TPI, Inc. and Fifty (50) percentage interests of Plasan JV, constituting fifty percent (50%) of the outstanding equity of Plasan JV, are held by Plasan Holdings USA Inc. or any assignee under the Plasan JV Limited Liability Company Operating Agreement.

3.5 Authorization. All corporate action on the part of the Company, its directors, its officers and its stockholders necessary for the authorization, execution, delivery and performance of each of the Agreements, the authorization, sale, issuance (or reservation for issuance) and delivery of the Shares and the performance of all of the Company’s obligations under each of the Agreements has been taken or will be taken prior to the First Closing. The Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except (a) as limited by laws relating to bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to creditors’ rights or the relief of debtors, (b) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity and (c) to the extent the indemnification provisions contained in the Rights Agreement may further be limited by applicable laws and principles of public policy.

3.6 Financial Statements.

(a) The Company has delivered to the Investors its consolidated unaudited balance sheet and statements of operations and cash flows for the twelve month period ended December 31, 2010 and for the one month period ended January 31, 2011 (collectively, the “Financial Statements”). Except as set forth on Schedule 3.6 of the Schedule of Exceptions, the Financial Statements together with any notes thereto, are true and correct in all material respects and present fairly the financial condition and operating results of the Company as of the date(s)

and during the period(s) indicated therein. The Financial Statements have been prepared in accordance with accounting principles that are generally accepted in the United States (“GAAP”) applied on a consistent basis throughout the period indicated except as disclosed therein and except that they do not contain all of the notes required under GAAP and normal year-end adjustments.

3.7 Changes. Since December 31, 2010, except as set forth in Schedule 3.7 of the Schedule of Exceptions, there has not been:

(a) any change in the assets, liabilities, financial condition, or operating results of the Company, except changes in the ordinary course of business or that have not caused, individually or in the aggregate, a Material Adverse Effect;

(b) any damage, destruction or loss, whether or not covered by insurance that has had, or could reasonably be expected to have, a Material Adverse Effect;

(c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

(d) any satisfaction or discharge of any material lien, claim or encumbrance or payment of any material obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company;

(e) any material change or amendment to a material agreement by which the Company, or any of its assets or properties is bound or subject;

(f) any loans made by the Company to or for the benefit of the employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of business;

(g) any resignation or termination of any executive officer or key employee of the Company;

(h) any material change in any compensation arrangement or agreement with any director, officer, employee or stockholder of the Company;

(i) any declaration, setting aside or payment of any dividend or other distribution in respect of any of the Company’s capital stock or any direct or indirect redemption, purchase or other acquisition of any such stock by the Company;

(j) receipt of notice that there has been a loss of, or material order cancellation by, any significant customer of the Company or to the Company’s Knowledge that such notice shall be received;

(k) any sale, assignment or transfer of any Intellectual Property Rights (as defined below) or other intangible asset of the Company, other than licenses in the ordinary course of business;

(l) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, excepts liens for taxes not yet due or payable or liens that arise in the ordinary course of business and which do not materially impair the Company’s ownership or use of such property or assets;

(m) any other event or condition of any character that has had a Material Adverse Effect; or

(n) any agreement or commitment by the Company to do any of the things described in this Section 3.7.

3.8 Material Contracts. Schedule 3.8(a) of the Schedule of Exceptions sets forth all contracts, agreements and instruments, including term sheets and letters of intent regarding the same, whether written or oral, to which the Company is a party or by which they are bound (each, a “Contract”) that involve (a) obligations of, or payments to, the Company in excess of $250,000, (b) the license or transfer of any Intellectual Property (as defined in Section 3.9 below) to or from the Company, excluding in-bound licenses for Shrink Wrap Code (as defined in Section 3.9 below), (c) the granting of any material rights in or relating to the development, manufacture, licensing, marketing, sale or distribution of the Company’s products or services, (d) limitations in any respect on the right of the Company to engage in any line of business or to develop, manufacture, license, market, sell or distribute any of the Company’s products or services (including without limitation non-compete covenants and grants of exclusive distribution rights), or (e) indemnification by the Company with respect to infringements of proprietary rights (collectively, the “Material Contracts”). All of the Material Contracts are valid, binding and in full force and effect in all material respects, subject to laws relating to bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to the enforcement of creditors’ rights or the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and to general principles of equity. The Company is not, nor to the Company’s Knowledge is any other party to the Material Contracts, in default under any of the Material Contracts. Schedule 3.8(b) of the Schedule of Exceptions sets forth any and all Contracts between the Company (other than VienTek or any of its subsidiaries), on the one hand, and VienTek or any of its subsidiaries, on the other hand (the “VienTek Agreements”), to the extent any such Contract is significant either to the Company or to VienTek. Schedule 3.8(c) of the Schedule of Exceptions sets forth any and all Contracts between the Company (including VienTek), on the one hand, and Mitsubishi Power Systems, Inc. or any of its affiliates (other than VienTek or any of its subsidiaries), on the other hand, to the extent any such Contract is significant either to the Company or to VienTek (together with the VienTek Agreements, the “VienTek Related Agreements”).

3.9 Intellectual Property.

(a) Except as set forth on Schedule 3.9(a) of the Schedule of Exceptions, other than (i) Shrink-Wrap Code, and (ii) the Intellectual Property licensed to the Company under the licenses set forth on Schedule 3.9(b) of the Schedule of Exceptions, the Company Intellectual Property constitutes all of the Intellectual Property that is used in or necessary to the business of the Company as presently conducted and as proposed to be conducted without, to the Company’s

Knowledge, any infringement, misappropriation or violation of the Intellectual Property Rights of others.

(b) Schedule 3.9(b) of the Schedule of Exceptions contains a complete list of all Intellectual Property Rights that are the subject of an application, certificate, filing, registration or other document that is owned by Company or issued, filed with, or recorded by any state, government or other public legal authority in Company’s name.

(c) Except for agreements with its own employees or consultants and except as reflected on Schedule 3.9(c) of the Schedule of Exceptions, there are no outstanding options, licenses or agreements relating to the Company Intellectual Property and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity. The Company and, to the Company’s Knowledge, each other party to any of the foregoing agreements have in all respects performed all of the obligations required to be performed by them to date and the Company is not in default under any of them, nor has an event occurred that with the passage of time or giving of notice will result in any occurrence of a default under any of the foregoing agreements.

(d) To the Company’s Knowledge, the Company has not, and currently does not, infringe, misappropriate or otherwise violate any patents or any other Intellectual Property of any other person or entity. The Company has not received any written communication alleging any such claims, and to the Company’s Knowledge there is no reasonable basis for any such claims.

(e) The Company is not obligated to make any payments (except as set forth on Schedule 3.9(e) of the Schedule of Exceptions) by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Intellectual Property with respect to the use thereof in connection with the conduct of its business as presently conducted. There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound that involve indemnification by the Company with respect to infringements of Intellectual Property Rights.

(f) To the Company’s Knowledge, the Company’s employees are not obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee’s best efforts to promote the interests of the Company or that would conflict with the Company’s business as presently conducted and as proposed to be conducted. To the Company’s Knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted and as proposed to be conducted, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. It is not currently, nor will it be, necessary to use any inventions of any of the Company’s employees (or persons it currently intends to hire) made prior to their employment by the Company.

(g) The Company has taken all reasonable steps to protect its confidential information and, to the Company’s Knowledge, has not disclosed any of its Intellectual Property or other confidential information of the Company that the Company wished to maintain as confidential to any third party except under a confidentiality agreement substantially in the form provided to the Investors. Each and every current officer, key employee and consultant of the Company has executed a confidential information and inventions assignment agreement, substantially in the form provided to the Investors (the “Confidential Information Agreement”), except (i) as set forth on Schedule 3.9(g) to the Schedule of Exceptions or (ii) to the extent any failure to execute a Confidential Information Agreement has not had, and would not be reasonably expected to have, a Material Adverse Effect. No such officer, employee or consultant has excluded works or inventions made prior to his or her employment or consulting relationship, as the case may be, with the Company from his or her assignment of inventions pursuant to such Confidential Information Agreement.

(h) (i) Except as set forth on Schedule 3.9(h)(i) of the Schedule of Exceptions, no government funding, facilities or resources of a university, college, other educational institution or research center or funding from third parties was used in the development of the Company Intellectual Property and no federal, state, county, local or other U.S. or foreign governmental authority, instrumentality, agency or commission, or university, college, other educational institution or research center has any claim or right in or to the Company Intellectual Property.

(ii) To the Company’s Knowledge, except as set forth on Section 3.9(h)(ii) of the Schedule of Exceptions, no current or former employee, consultant or independent contractor of the Company who was involved in, or who contributed to, the creation or development of any Company Intellectual Property, has performed services for the government, a university, college or other educational institution, or a research center, during a period of time during which such employee, consultant or independent contractor was also performing services for the Company.

(i) For purposes of this Section 3.9 (and where used elsewhere in this Agreement), the following definitions shall apply:

(i) “Company Intellectual Property” means any Intellectual Property that is owned by, or exclusively licensed to, the Company.

(ii) “Intellectual Property” means Intellectual Property Rights and Technology.

(iii) “Intellectual Property Rights” means all of the following and all rights associated therewith, throughout the world: (A) all patents and patent applications; (B) all trade secret rights and all other rights in or to confidential business or technical information; (C) all copyrights, copyright registrations and copyright applications; (D) all rights in domain names, uniform resource locators and other names and locators associated with the Internet and registrations and applications therefor; (E) all rights in industrial designs and any registrations and applications therefor; (F) all rights in all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor; (G) all rights in databases and data collections; and (H) any similar or equivalent rights to any of the foregoing anywhere in the world.

(iv) “Shrink-Wrap Code” means generally commercially available binary code where available for an aggregate cost of not more than $20,000.

(v) “Technology” means all tangible embodiments of technology, including without limitation the following tangible items or things, in any format: (A) inventions (whether patentable or not), improvements, know how, and technical data; (B) product prototypes, test fixtures, models, electronic components, blueprints, and schematics, and other tangible technology associated with the design, testing and maintenance of wind blades and advanced composite materials; (C) documents and materials containing trade secrets and confidential information; (D) computer software and hardware; (E) databases and database collections; and (G) any media on which any of the foregoing is recorded, and any other tangible embodiments or copies of the foregoing.

3.10 Title to Properties and Assets; Liens.

(a) The Company has good and marketable title to all of its properties and assets (including Company Intellectual Property), and has a valid leasehold interest in each of its leased properties, free and clear of any liens or encumbrances, other than (i) as set forth in the Financial Statements or on Schedule 3.10 of the Schedule of Exceptions, (ii) liens for current taxes not yet due and payable, (iii) liens imposed by law and incurred in the ordinary course of business for obligations not past due, (iv) liens in respect of pledges or deposits under workers’ compensation laws or similar legislation, (v) statutory landlord’s, mechanic’s, carrier’s, workmen’s, repairmen’s or other similar liens arising or incurred in the ordinary course of business, the existence of which does not, and would not reasonably be expected to, materially impair the marketability, value or use and enjoyment of the asset subject to such lien, (vi) conditions, easements and reservations of rights, including rights of way, for sewers, electric lines, telegraph and telephone lines and other similar purposes, and affecting the fee title to any real property owned or leased by the Company and the existence of which does not, and would not reasonably be expected to, materially impair the marketability, value or use and enjoyment of such real property, (vii) with respect to leased real property, liens (including indebtedness) encumbering the fee interest title in such leased real property, and (viii) possible minor liens, encumbrances and defects in title that do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and that have not arisen otherwise than in the ordinary course of business. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects and holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i) through (viii) above.

(b) To the Company’s Knowledge, the real property owned, leased, licensed or used by the Company (the “Company Real Property”) includes all rights necessary to permit the Company to conduct its business in all material respects in the same manner as its businesses have been conducted prior to the date hereof. To the Company’s Knowledge, there are no laws, ordinances or restrictions, or any change contemplated therein, or any judicial or administrative action, or any action by adjacent landowners, or any other facts or conditions which could, in the aggregate, have a material adverse effect upon such Company Real Property, or the development, occupancy, use or value thereof which have not been disclosed in the Schedule of Exceptions.

3.11 Permits. Except as set forth on Schedule 3.11 of the Schedule of Exceptions, the Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as proposed to be conducted the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

3.12 Compliance with Laws and Other Instruments.

(a) The Company is not in violation of any foreign, federal or state statute, rule or regulation applicable to it the violation of which could have a Material Adverse Effect. Neither the Company nor any of its wholly-owned subsidiaries (but not any non-wholly-owned subsidiaries) has (a) made any bribes, kickback payments or illegal payments of cash or other consideration, including illegal payments to customers or clients or employees of customers or clients for purposes of doing business with such Persons, including any prohibited acts under the U.S. Foreign Corrupt Practices Act of 1977, or (b) done business with any person or entity prior to the date hereof subject to U.S. economic sanctions, including under those regulations issued by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

(b) The Company is not in violation or default of any term or provision of its charter documents (including, without limitation, the Restated Certificate or Bylaws, each as amended to date). The execution, delivery and performance of and compliance with the Agreements (including (i) any Transfer (as defined in the Right of First Refusal and Co-Sale Agreement) not prohibited by the Right of First Refusal and Co-Sale Agreement and (ii) a Qualified IPO), and the consummation of the transactions contemplated hereby and thereby, will not result in any material violation of, or materially conflict with, or constitute a material default under, the Company’s Restated Certificate or Bylaws, each as amended to date, any of the VienTek Related Agreements or any of the Material Contracts (assuming notice from the Company to Gainey Center II LLC pursuant to that certain Office Lease Agreement by and between Gainey Center II LLC and the Company, dated as of June 12, 2007, as amended, has been (or promptly after the First Closing will be) delivered), nor result in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

3.13 Complaints. Except as set forth on Schedule 3.13 of the Schedule of Exceptions, the Company has not received any customer complaints concerning alleged defects in its products (or the design thereof) or services that, if true, could have a Material Adverse Effect.

3.14 Litigation. There is no action, suit, proceeding, or investigation pending or, to the Company’s Knowledge, currently threatened against the Company that questions the validity of this Agreement or any of the other Agreements or the right of the Company to enter into such Agreements, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, or in any change in the current equity ownership of the Company (including, without limitation, all product-liability claims). The foregoing includes, without limitation, any action, suit, proceeding or investigation pending or, to the Company’s Knowledge, currently threatened involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, their obligations under any agreements with prior employers or negotiations by the Company with potential backers of, or investors in, the Company or its proposed business. Except as set forth in Schedule 3.14 of the Schedule of Exceptions, the Company is not a party to or named in or subject to any order, writ, injunction, judgment, or decree of any court, government agency or instrumentality. Except as set forth in Schedule 3.14 of the Schedule of Exceptions, there is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

3.15 Governmental Consent. No consent, approval or authorization of or designation, declaration or filing with any governmental authority is required on the part of the Company in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated by the Agreements, except the qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under applicable federal and state securities laws, which qualifications (or actions) will be timely sought within the applicable periods therefor.

3.16 Offering. Subject to the accuracy of the Investors’ representations and warranties in Section 5 below, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), and, assuming all required filings are made pursuant to Regulation D of the Securities Act and applicable state securities laws, from the qualification or registration requirements of applicable state securities laws.

3.17 Registration Rights; Voting Rights. Except as set forth in the Rights Agreement, the Company is not under any obligation and has not granted any rights to register under the Securities Act or any other statute, law or regulation any of its respective presently outstanding securities or any of its respective securities that may hereafter be issued. Except as set forth on Schedule 3.17 of the Schedule of Exceptions, to the Company’s Knowledge, except as set forth in the Right of First Refusal and Co-Sale Agreement, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

3.18 Brokers or Finders. The Company has not engaged any brokers, finders or agents, and the Investors have not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Agreements.

3.19 Tax Returns and Payments. Except as set forth on Schedule 3.19 of the Schedule of Exceptions, the Company has timely filed all material Tax Returns (as defined below) as required by law. All Tax Returns filed by the Company are true and correct in all material respects. The Company has timely paid all Taxes and other assessments due and has established an adequate accrual in the Financial Statements in accordance with GAAP for all

Taxes that were not yet due or payable as of the date thereof. The unpaid Taxes of the Company did not, as of the date of the Financial Statements, exceed the reserve for Tax liability set forth on the face of the Company’s balance sheet included in the Financial Statements and do not exceed that reserve as adjusted for the passage of time through the First Closing Date in accordance with the past custom and practice of the Company in filing Tax Returns. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code. The Company has never had any Tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. There are no audits, investigations or administrative or judicial proceedings with respect to Taxes of the Company or any of its Subsidiaries in progress, nor has the Company or any of its Subsidiaries received written notice from any taxing authority that it intends to commence such an audit, investigation or proceeding. None of the Company’s Tax Returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all Taxes, assessments, and governmental charges with respect to its business, properties, and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all Taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries. There are no Tax liens on the assets of the Company (other than liens for current period Taxes that are not yet due or payable).

“Taxes” means (i) any and all taxes, charges, fees, imposts, levies or other assessments of any kind imposed by a taxing authority, including, without limitation, any income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, and (ii) any liability in respect of any item described in clause (i) payable by reason of contract, assumption, transferee liability, operation of Law, Treas. Reg. § 1.1502-6(a) (or any predecessor or successor thereof or any analogous or similar provision under Law) or otherwise. “Tax Return” means any return, declaration, report, statement, information statement and other document filed or required to be filed with respect to Taxes including any schedule attached thereto and any amendment thereof.

3.20 Employees. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and, to the Company’s Knowledge, no labor union has requested or has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending or threatened which could have a Material Adverse Effect, nor, to the Company’s Knowledge, is there any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment. Except as set forth on

Schedule 3.20 of the Schedule of Exceptions, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. To the Company’s Knowledge, no officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company or the Board have a present intention to terminate the employment of any officer, key employee or group of employees; provided, however, that for purposes of this sentence, the definition of the Company’s Knowledge shall be deemed not to include the knowledge of an individual as to his intention to terminate his own employment with the Company.

3.21 Employee Benefit Plans.

(a) Except as set forth in Schedule 3.21 of the Schedule of Exceptions, the Company does not have any cash or equity incentive plan or any “employee benefit plan” as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). With respect to employee benefit plans set forth in Schedule 3.21 of the Schedule of Exceptions, the Company has made all required contributions and has no material liability to any such employee benefit plan, other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, and has complied in all material respects with all applicable laws for any such employee benefit plan. Neither the Company nor any trade or business treated as a single employer with the Company under Section 414 of the Code has sponsored or contributed to a multiemployer plan as defined in Section 3(37) of ERISA or to a pension plan subject to Title IV of ERISA. The purchase of the Shares will not, either alone or in conjunction with any other event, (i) result in any payment or benefit becoming due or payable, or required to be provided, to any director, employee or independent contractor of the Company or any of its Subsidiaries, (ii) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such director, employee or independent contractor, or (iii) result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation.

(b) The Company’s Second Amended and Restated Long Term Incentive Plan, as amended on May 15, 2008 (the “LTIP”) and the stock appreciation rights for 2,175.7609 shares of Common Stock issued under the Stock Plan shall ultimately be funded by the holders of Common Stock of the Company as of September 30, 2007, such that (i) there is no net dilutive effect to the holders of Series A Preferred Stock (in their capacity as holders of Series A Preferred), Series B Preferred Stock, Series B-1 Preferred Stock or Series C Preferred Stock as a result of any payments or issuances of Common Stock thereunder and (ii) neither the holders of Series A Preferred Stock (in their capacity as holders of Series A Preferred), nor the holders of Series B Preferred Stock (in their capacity as holders of Series B Preferred), nor the holders of Series B-1 Preferred Stock (in their capacity as holders of Series B-1 Preferred), nor the holders of Series C Preferred Stock (in their capacity as holders of Series C Preferred) nor the holders of any Common Stock issued upon conversion thereof shall have any obligations to make any payment whatsoever related to the LTIP.

3.22 Obligations to Related Parties. Except as set forth on Schedule 3.22 of the Schedule of Exceptions, no employee, officer, director or stockholder of the Company, or a member of his or her immediate family, is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees. Except as set forth on Schedule 3.22 of the Schedule of Exceptions, to the Company’s Knowledge, no such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except in connection with the ownership of less than one percent (1%) of the stock in a publicly traded company. To the Company’s Knowledge, no key employee, officer, director or stockholder, nor any member of his or her immediate family, is, directly or indirectly, interested in any material contract, agreement or understanding with the Company (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company, which contracts are listed in Schedule 3.22 of the Schedule of Exceptions attached hereto).

3.23 Insurance. The Company has in full force and effect workers’ compensation insurance required by applicable laws, and fire and casualty insurance policies sufficient in amount (subject to reasonable deductibles) to allow it to replace any properties or assets that might be damaged or destroyed. The Company is not in default with respect to any material provision contained in any such policy, and the Company has not received notice of cancellation or nonrenewal thereof.

3.24 Environmental and Safety Laws. The Company has conducted all Hazardous Substance Activities (as such term is defined below) in compliance in all material respects with all applicable Environmental Laws (as such term is defined below) and the Hazardous Substance Activities of the Company have not resulted in the exposure of any person to a Hazardous Substance (as such term is defined below) in a manner which has caused or could reasonably be expected to cause an adverse health effect to any such person. The material permits, licenses, approvals, registrations, certificates and consents currently held by the Company pursuant to Environmental Laws (the “Environmental Permits”) are all of the Environmental Permits necessary for the operations and continued activities of the Company as currently conducted. All such Environmental Permits are valid and in full force and effect and the Company has, for the last three (3) years, complied and is in compliance in all material respects with the conditions and terms of such permits. Except in material compliance with Environmental Laws and in a manner that would not reasonably be expected to subject the Company to any material liability, no Hazardous Substances are present on any real property currently owned, operated, occupied or leased by the Company or were present on any other real property at the time it ceased to be owned, operated, occupied or leased by the Company. Except as set forth in Section 3.24 of the Schedule of Exceptions, there are no underground or aboveground storage tanks, asbestos which is friable or polychlorinated biphenyls present on any real property currently owned, operated, occupied or leased by the Company or as a consequence of the acts of the Company or its agents. The Company has not retained or assumed by contract or operation of law any liability or obligation of any other person under any Environmental Law and there are no past or present facts that reasonably could be expected to give rise to any material liability with respect to Environmental Laws. No action, suit, claim, proceeding, writ, investigation, remediation or injunction is pending against the Company, or to the Company’s Knowledge threatened concerning or relating to any Environmental Laws or Hazardous Substance Activities. For purposes of this Agreement, (a) “Hazardous Substances” shall mean all emissions, chemicals, materials and substances regulated, listed or defined by any governmental authority pursuant to any Environmental Law as “hazardous”, “toxic”, “radioactive”, a “nuisance”, “pollutant,” “contaminant,” or words of similar import, (b) “Environmental Law” shall mean all foreign, federal, state and local laws, court or administrative decisions, statutes, rules, regulations, ordinances, court orders and decrees, and administrative orders, now or hereafter in effect concerning public health and safety, pollution, or protection of the environment, including those which permit, prohibit, regulate or control any Hazardous Substance or any Hazardous Substance Activity, and (c) “Hazardous Substance Activity” shall mean the transportation, transfer, recycling, storage, use, treatment, manufacture, removal, remediation, release, threatened release, disposal, processing, cleanup, exposure of others to, sale, or distribution of any Hazardous Substance or any product or waste containing a Hazardous Substance, or product manufactured with ozone depleting substances, including, without limitation, any required labeling, payment of waste fees or charges (including so-called e-waste fees) and compliance with any recycling, product take-back or product content requirements.

3.25 Investment Company Act. The Company is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

3.26 Undisclosed Liabilities. Except as set forth in the Financial Statements or on Schedule 3.26 of the Schedule of Exceptions, the Company does not have and, as a result of the transactions contemplated by this Agreement and the Agreements, will not have, any liabilities or obligations of any nature (whether accrued, absolute, contingent, unasserted or otherwise and whether due or to become due) except for (a) liabilities and obligations incurred in the ordinary course of business consistent with past practice which are not either in any individual case or in the aggregate material, and (b) liabilities incurred in connection with the transaction contemplated hereby.

3.27 Disclosure. The Company has provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Shares; provided, however, that the Company has not provided GE with information relating to (a) VienTek, VienTek II, LLC, or VienTek Mexico S. de R.L. de C.V. (or any of their members, partners or equity holders) or (b) any facility, customer or prospective customer or any competitive aspect of the wind energy industry. Neither the Agreements nor any other exhibits, documents or certificates delivered in connection herewith or therewith, nor any financial statements provided by the Company to the Investors, contain any untrue statement of a material fact or fail to state any material fact necessary to make the statements contained herein or therein not misleading. The most recent projections previously provided to the Investors represent good faith estimates of the performance of the Company and its subsidiaries for the periods stated therein based upon assumptions which were believed in good faith to be reasonable when made; provided, however, that the foregoing is not a guarantee that such projections will be achieved.

SECTION 4

Representations and Warranties of the Investors

Each Investor severally and not jointly represents and warrants to the Company with respect to the purchase of the Shares as follows, which representations and warranties in no way limit or affect the Company’s representations and warranties hereunder (except as specifically set forth herein):

4.1 No Registration. Such Investor understands that the Shares have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein or otherwise made pursuant hereto.

4.2 Investment Intent. Such Investor is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof other than to affiliated funds under common control. Such Investor has not been formed for the specific purpose of acquiring the Shares.

4.3 Investment Experience. Such Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

4.4 Speculative Nature of Investment. Such Investor acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and such Investor is in a position to lose the entire amount of such investment.

4.5 Access to Data. Such Investor has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has also had an opportunity to ask questions of and receive answers from officers of the Company; provided, however, that the Company has not provided GE with information relating to (a) VienTek, VienTek II, LLC, or VienTek Mexico S. de R.L. de C.V. (or any of their members, partners or equity holders) or (b) any facility, customer or prospective customer or any competitive aspect of the wind energy industry. The foregoing does not, however, limit the representations and warranties of the Company in Section 3 of this Agreement or the right of each Investor to rely thereon.

4.6 Accredited Investor. Such Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission.

4.7 Restriction on Resales. Such Investor acknowledges and agrees that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that the Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified by state authorities or unless an exemption from such registration and qualification is available. Such Investor understands that, except as contemplated by the Rights Agreement, the

Company has no present plans of registering the Shares or any shares of its Common Stock. Such Investor further understands that there is no assurance that any exemption from registration under the Securities Act will be available or, if available, that such exemption will allow such Investor to dispose of or otherwise transfer any or all of the Shares in the amounts or at the times the Investor might propose.

4.8 No Public Market. Such Investor understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

4.9 Authorization.

(a) Such Investor has all requisite power and authority to execute and deliver the Agreements, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of the Agreements. All action on the part of such Investor necessary for the authorization, execution, delivery and performance of the Agreements, and the performance of all of such Investor’s obligations under the Agreements, has been taken or will be taken prior to the First Closing.

(b) The Agreements, when executed and delivered by such Investor, will constitute valid and legally binding obligations of the Investor, enforceable in accordance with their terms except: (i) to the extent that the indemnification provisions contained in the Agreements may be limited by applicable law and principles of public policy, (ii) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (iii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

4.10 Brokers or Finders. Such Investor has not engaged any brokers, finders or agents, and neither the Company nor such Investor has, nor will, incur, directly or indirectly, as a result of any action taken by such Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Agreements.

4.11 Legends. Such Investor understands and agrees that the certificates evidencing the Shares or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the legends required by the other Agreements, including legends relating to restrictions on transfer under federal and applicable state securities laws and restrictions on transfer set forth in the Agreements.

4.12 Foreign Investors. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Code), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Investor’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Investor’s jurisdiction.

4.13 Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any individual, corporation, partnership, association, trust, any unincorporated organization or any other entity, other than the Company and its officers and directors, in making its investment or decision to invest in the Company and to execute this Agreement and the other Agreements. Each Investor agrees that no Investor nor the respective controlling persons, officers, managers, directors, partners, agents or employees of any Investor shall be liable for any action taken or omitted to be taken by any of them in connection with this Agreement and the other Agreements.

4.14 Residence. If the Investor is an individual, then the Investor resides in the state or province identified in the address of the Investor set forth on Exhibit A; if the Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of the Investor in which its principal place of business is, is identified in the address or addresses of the Investor set forth on Exhibit A.

4.15 Competitor. Other than GE, such Investor is not a Competitor of the Company. For purposes of this Agreement, a “Competitor” shall mean any person or entity, or any “affiliate” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of such person or entity, that is engaged in the manufacture, design or sale of wind turbines or wind blades.

SECTION 5

Investors’ Conditions to Closing

5.1 Conditions to the First Closing

Each Initial Investor’s obligation to purchase the Shares set forth opposite such Initial Investor’s name on the First Closing Schedule of Investors at the First Closing is subject to the fulfillment on or before the First Closing Date of each of the conditions set forth below, unless waived in writing by the applicable Initial Investor.

(a) Representations and Warranties. The representations and warranties made by the Company in Section 3 above shall be true and correct as of the date hereof (as modified by the disclosures on the Schedule of Exceptions), except to the extent such representations and warranties address matters as of a particular date or period, in which case such representations and warranties shall be true and correct as of such date or period and with the same force and effect as if they had been made as of that date.

(b) Covenants. The Company shall have performed or complied with all covenants, agreements and conditions contained in the Agreement on or prior to the First Closing.

(c) Legal Investment. The sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Company and the Initial Investors are subject.

The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

(d) Restated Certificate. The Restated Certificate shall have been duly authorized, executed and filed with and accepted by the Secretary of State of the State of Delaware and shall be in full force and effect.

(e) Consents, Permits and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements.

(f) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the First Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Initial Investors and their respective counsel, and the Initial Investors and their respective counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(g) First Closing Deliverables. The Company shall have delivered to the Initial Investors the following:

(i) a certificate executed by the President or Chief Executive Officer of the Company, on behalf of the Company, in form and substance reasonably acceptable to the Initial Investors, dated as of the First Closing Date, certifying the satisfaction of the conditions to closing set forth in Section 5.1(a) and (b);

(ii) a certificate of the Secretary of State of the State of Delaware dated as of a date within twelve (12) calendar days of the First Closing Date, indicating that the Company is in good standing;

(iii) a certificate of the Company executed by the Company’s Secretary, in form and substance reasonably acceptable to the Initial Investors, dated as of the First Closing Date, attaching and certifying to the truth and correctness of (i) the Restated Certificate, (ii) the Bylaws and (iii) the Board and stockholder resolutions adopted in connection with and approving the transactions contemplated by this Agreement; and

(iv) an opinion from Goodwin Procter LLP, counsel to the Company, dated as of the First Closing Date, in substantially the form attached hereto as Exhibit E.

5.2 Conditions to the GE Closing

GE’s obligation to purchase the number of Shares set forth in the Joinder Agreement executed by GE at the GE Closing is subject to the fulfillment on or before the GE Closing of each of the conditions set forth below, unless waived in writing by GE.

(a) Representations and Warranties. The representations and warranties made by the Company in Section 3 above shall be true and correct in all material respects (except as to any such representations and warranties that are qualified by “materiality,” “Material Adverse Effect” or words of similar import, which representations and warranties shall be true and correct in all respects) as of the date of the GE Closing (as modified by the disclosures on the Schedule of Exceptions), except to the extent such representations and warranties address matters as of a particular date or period, in which case such representations and warranties shall be true and correct in all material respects as of such date or period and with the same force and effect as if they had been made as of that date.

(b) Covenants. The Company shall have performed or complied with all covenants, agreements and conditions contained in the Agreement in all material respects on or prior to the GE Closing.

(c) Legal Investment. The sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Company and GE are subject. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

(d) Restated Certificate. The Restated Certificate shall have been duly authorized, executed and filed with and accepted by the Secretary of State of the State of Delaware and shall be in full force and effect.

(e) Consents, Permits and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements.

(f) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the GE Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to GE and its counsel, and GE and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(g) GE Closing Deliverables. The Company shall have delivered to GE the following:

(i) a certificate executed by the President or Chief Executive Officer of the Company, on behalf of the Company, in form and substance reasonably acceptable to GE, dated as of the GE Closing Date, certifying the satisfaction of the conditions to closing set forth in Section 5.2(a) and (b);

(ii) a certificate of the Secretary of State of the State of Delaware dated as of a date within twelve (12) calendar days of the GE Closing Date, indicating that the Company is in good standing;

(iii) a certificate of the Company executed by the Company’s Secretary, in form and substance reasonably acceptable to GE, dated as of the GE Closing Date, attaching and certifying to the truth and correctness of (i) the Restated Certificate, (ii) the Bylaws and (iii) the Board and stockholder resolutions adopted in connection with and approving the transactions contemplated by this Agreement; and

(iv) an opinion from Goodwin Procter LLP, counsel to the Company, dated as of the GE Closing Date, in substantially the form attached hereto as Exhibit E.

5.3 Conditions to each Subsequent Closing

Each Additional Investor’s obligation to purchase the number of Shares set forth in the Joinder Agreement executed by such Additional Investor at a Subsequent Closing is subject to the fulfillment on or before such Subsequent Closing of each of the conditions set forth below, unless waived in writing by such Additional Investor.

(a) Representations and Warranties. The representations and warranties made by the Company in Section 3 above shall be true and correct in all material respects (except as to any such representations and warranties that are qualified by “materiality,” “Material Adverse Effect” or words of similar import, which representations and warranties shall be true and correct in all respects) as of the date of such Subsequent Closing (as modified by the disclosures on the Schedule of Exceptions), except to the extent such representations and warranties address matters as of a particular date or period, in which case such representations and warranties shall be true and correct in all material respects as of such date or period and with the same force and effect as if they had been made as of that date.

(b) Covenants. The Company shall have performed or complied with all covenants, agreements and conditions contained in the Agreement in all material respects on or prior to such Subsequent Closing.

(c) Legal Investment. The sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Company and such Additional Investor are subject. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

(d) Restated Certificate. The Restated Certificate shall have been duly authorized, executed and filed with and accepted by the Secretary of State of the State of Delaware and shall be in full force and effect.

(e) Consents, Permits and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements.

(f) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at such Subsequent Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to such Additional Investor and its counsel, and such Additional Investor and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(g) Subsequent Closing Deliverables. The Company shall have delivered to such Additional Investor the following:

(i) a certificate executed by the President or Chief Executive Officer of the Company, on behalf of the Company, in form and substance reasonably acceptable to such Additional Investor, dated as of such Subsequent Closing Date, certifying the satisfaction of the conditions to closing set forth in Section 5.3(a) and (b);

(ii) a certificate of the Secretary of State of the State of Delaware dated as of a date within twelve (12) calendar days of such Subsequent Closing Date, indicating that the Company is in good standing;

(iii) a certificate of the Company executed by the Company’s Secretary, in form and substance reasonably acceptable to such Additional Investor, dated as of such Subsequent Closing Date, attaching and certifying to the truth and correctness of (i) the Restated Certificate, (ii) the Bylaws and (iii) the Board and stockholder resolutions adopted in connection with and approving the transactions contemplated by this Agreement; and

(iv) an opinion from Goodwin Procter LLP, counsel to the Company, dated as of such Subsequent Closing Date, in substantially the form attached hereto as Exhibit E.

SECTION 6

Conditions to Company’s Obligation to Close

The Company’s obligation to sell and issue Shares at the First Closing, the GE Closing and each Subsequent Closing, is subject to the fulfillment on or before the First Closing, the GE Closing or such Subsequent Closing, as applicable, of the conditions set forth below, unless waived by the Company. The conditions to the Company’s obligations hereunder apply with respect to each Investor separately, and the failure of a condition to be satisfied with respect to any Investor will not affect the Company’s obligations with respect to any other Investor.

6.1 Representations and Warranties. The representations and warranties made by each Investor purchasing Shares at the First Closing, the GE Closing or any Subsequent Closing in Section 4 shall be true and correct as of the date of such Investor’s closing.

6.2 Covenants. Each Investor shall have performed or complied with all covenants, agreements and conditions contained in the Agreements on or prior to the First Closing Date, the GE Closing Date or the Subsequent Closing Date, as applicable.

6.3 Compliance with Securities Laws. The Company shall be reasonably satisfied that the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Company and the Investors purchasing Shares on such date are subject.

6.4 Restated Certificate. The Restated Certificate shall have been duly authorized, executed and filed with and accepted by the Secretary of State of the State of Delaware.

6.5 Joinder Agreement. At each Subsequent Closing, each Additional Investor (other than GE) participating in such closing shall have executed and delivered a Joinder Agreement.

6.6 Consents, Permits and Waivers. The Company shall have obtained any and all material consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements.

6.7 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by the Agreements at the First Closing, the GE Closing or any Subsequent Closing, as applicable, and all documents and instruments incident to such transactions, shall have been reasonably approved by counsel to the Company.

SECTION 7

Survival and Indemnification

7.1 Survival. The representations and warranties contained in Section 3 above shall survive the First Closing, the GE Closing and each Subsequent Closing until the earlier to occur of (a) the 12-month anniversary of the First Closing Date and (b) a Qualified IPO (as defined in the Restated Certificate); provided, however, that the representations and warranties contained in Sections 3.2, 3.4, and 3.5 (and in each case the related indemnification obligations, if any), shall survive until the expiration of the applicable statute of limitations.

7.2 Indemnification by the Company.

(a) From and after the First Closing, the GE Closing and each Subsequent Closing, the Company (but not the officers or directors of the Company on an individual basis) will defend and indemnify each of the Investors and their officers, directors, managers, members, partners, stockholders, attorneys, representatives, agents and employees (each, an “Indemnified Party”) against, and hold each Indemnified Party harmless from, all actually incurred losses, demands, actions, causes of action, assessments, damages, liabilities, costs or expenses including, without limitation, interest, penalties, fines, fees, deficiencies, claims of damage, reasonable attorneys’ and other professional fees and expenses incurred in the investigation, prosecution, defense or settlement thereof (collectively, the “Losses”) (i) arising out of or in any way based on any breach of any warranty, representation, covenant or obligation of the Company set forth in this Agreement, any of the other Agreements or the Restated Certificate, or (ii) which may be sustained or suffered by any such Indemnified Party solely in their capacity as or as a result of any action taken or omitted to be taken by them as a stockholder of the Company, without regard to any investigation by any of the Indemnified Parties, based upon, arising out of, by reason of or otherwise in respect of or in connection with third party or governmental claims under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, including, without limitation, any third party or governmental claim alleging so called control person liability or securities law liability; provided, however, that the Company will not be liable to the extent that such Losses arise from and are based on (A) an untrue statement or omission or alleged untrue statement or omission in a registration statement or prospectus which is made in reliance on and in conformity with written information furnished to the Company by or on behalf of such Indemnified Party expressly for use therein, or (B) conduct by an Indemnified Party which constitutes fraud.

(b) Nothing contained in this Section 7 shall limit in any manner any remedy at law or in equity to which an Indemnified Party shall be entitled against the Company including, without limitation, as a result of fraud or intentional misrepresentation by the Company or any of their representatives or agents. Any indemnification payment made by the Company to any Investor pursuant to this Section 7.2 shall be treated for federal, state and local tax purposes as an adjustment to the price paid by such Investor for the Shares.

(c) Notwithstanding anything to the contrary contained herein, the indemnification liability of the Company with respect to any Indemnified Party shall not exceed in any event the aggregate dollar amount invested by the respective Investor in the Company.

(d) Notwithstanding anything to the contrary contained herein, if the holders of Series A Preferred Stock bring an indemnification claim against the Company under that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of October 9, 2007, as amended, by and among the Company and the Investors (as defined therein) (the “Series A Purchase Agreement”) based on (i) the Company’s infringement, misappropriation or violation of the Intellectual Property Rights of others in Section 3.9(a) or (ii) the first sentence of Section 3.9(d), as such sections exist in the Series A Purchase Agreement and any of the Investors are unable to bring a similar claim hereunder because of the existence of “Knowledge” qualifiers in those sections as they exist in this Agreement, then such “Knowledge” qualifiers shall be ignored and the Investors shall be entitled to bring such a claim based on the representations in such sections without such “Knowledge” qualifiers.

7.3 Notification by Indemnified Party. The Indemnified Party shall give written notice to the Company promptly after such Indemnified Party has knowledge of any claim, action, proceeding or investigation as to which indemnity may be sought. The Company shall be entitled to assume the defense of any such claim, action, proceeding or investigation, including the employment of counsel and the payment of all fees and expenses. The Indemnified Party shall have the right to employ separate counsel in connection with any such claim, action, proceeding or investigation and to participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be paid by the Indemnified Party, except in the following circumstances in which case the Company shall pay all reasonable fees and expenses of counsel employed by the Indemnified Party: (a) the Company declines or fails to assume the defense of any such claim, action, proceeding or investigation and the Indemnified Party then employs counsel to assume the defense thereof; or (b) if it is likely that the parties to the action or proceeding may include both the Company and the Indemnified Party and representation of both parties by the same counsel would be inappropriate or create a conflict of interest under applicable standards of professional conduct.

SECTION 8

Covenants

8.1 Series A Purchase Agreement. The Company shall not permit any further amendments or modifications to the Series A Purchase Agreement, nor shall it waive any rights it may have under the Series A Purchase Agreement, without the consent of (a) the holders of a majority of the outstanding Series B Preferred Stock and (b) the holders of a majority of the outstanding Series B-1 Preferred Stock.

SECTION 9

Miscellaneous

9.1 Use of Proceeds. Unless otherwise consented to in advance and in writing by the Investors holding a majority of the Shares issued pursuant to this Agreement, the proceeds from the sale of Shares to the Investors will be used by the Company for working capital and capital expenditures.

9.2 Reserved.

9.3 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the holders of seventy-five percent (75%) of the shares of Senior Redeemable Preferred Stock then outstanding; provided, however, that the written consent of Angeleno Investors II, LP (“Angeleno”), NGP Energy Technology Partners, L.P. (“NGP”), Element, GE Capital Equity Investments, Inc. (“GE”) or Landmark (as defined below), as applicable, shall be required to amend, waive, discharge, or terminate any provision in this Agreement if such amendment, waiver, discharge, or termination will have a material adverse effect upon any of the rights, privileges, preferences, or obligations of Angeleno, NGP, Element, GE or Landmark, respectively, or its affiliates that is disproportionate from the effect of such amendment, waiver, discharge, or termination on any other holders of Shares. In addition, neither this Agreement nor any term hereof may be amended to (a) increase the amount of Shares an Investor is required to purchase or the price per share of the Shares without first obtaining the prior written consent of each such Investor so affected or (b) increase the amount of Shares being sold pursuant to this Agreement other than by a written instrument referencing this Agreement and signed by the Company, Element, Angeleno, NGP, Element, GE and Landmark. Any such effective amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities.

9.4 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or otherwise delivered by hand or by messenger addressed:

(a) if to the Company, one copy should be sent to its address or facsimile number set forth on the signature pages hereof and addressed to the attention of the Chief Executive Officer, or at such other address or facsimile number as the Company shall have furnished to the Investors, with a copy (which shall not constitute notice) to H. David Henken, Esq., Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109;

(b) if to an Investor, at the Investor’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof, with, (i) in the case of Element, a copy (which shall not constitute notice) to Andrew Hamilton, Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103; (ii) in the case of GE, a copy (which shall not constitute notice) to General Counsel-Equity and Account Manager TPI, GE Capital Equity, 201 Merritt 7, P.O. Box 52011, Norwalk, CT 06856; (iii) in the case of Angeleno, a copy (which shall not constitute notice) to Franklin Reddick, Esq., Akin Gump Strauss Hauer & Feld LLP, 2029 Century Park East, Suite 2400, Los Angeles, CA 90067; (iv) in the case of NGP, a copy (which shall not constitute notice) to Robert D. Sanchez, Esq., Wilson Sonsini Goodrich & Rosati, P.C., 1700 K Street, N.W., Fifth Floor, Washington, D.C. 20006; and (v) in the case of Landmark IAM Growth Capital, L.P. or Landmark Growth Capital Partners, L.P. (together with Landmark IAM Growth Capital, L.P., “Landmark”), a copy (which shall not constitute notice) to H. David Henken, Esq., Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109; and

(c) if to any other holder of any Shares at such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address of the last holder of such Shares for which the Company has contact information in its records.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or as having been given: (a) upon delivery, if personally delivered; (b) three (3) business days after pre-paid deposit for next business day delivery with a commercial courier service (e.g., DHL or FedEx); (c) five (5) business days after deposit, postage pre-paid, with first class airmail (which airmail must be certified or registered); or (d) upon confirmation of facsimile transfer or electronic mail when sent by facsimile or electronic mail, with a confirmation copy delivered by one of the other acceptable means of delivery.

9.5 Expenses.

The Company and the Investors shall each pay their own fees and expenses in connection with the transactions contemplated by this Agreement; provided, however, that the Company shall, within ten (10) days of presentment of an invoice, reimburse the reasonable fees and expenses of Morgan, Lewis & Bockius, LLP and such other out-of-pocket fees and expenses of the Investors, including, without limitation, any legal, accounting, consulting and general due diligence expenses, subject to a maximum aggregate amount of Fifteen Thousand Dollars ($15,000); provided, further, that the Company shall, within ten (10) days of presentment of an invoice, reimburse the reasonable fees and expenses of Akin Gump Strauss Hauer & Feld LLP (counsel to Angeleno) and such other out-of-pocket fees and expenses of Angeleno, including, without limitation, any legal, accounting, consulting and general due diligence expenses, subject to a maximum of Three Thousand Dollars ($3,000); provided, further, that the Company shall, within ten (10) days of presentment of an invoice, reimburse the reasonable fees and expenses of Wilson Sonsini Goodrich & Rosati, P.C. (counsel to NGP) and such other out-of-pocket fees and expenses of NGP, including, without limitation, any legal, accounting, consulting and general due diligence expenses, subject to a maximum of Three Thousand Dollars ($3,000).

9.6 Entire Agreement. This Agreement (including the Exhibits hereto), the other Agreements and the exhibits and schedules thereto, the Restated Certificate, the Confidentiality Agreement dated as of March 4, 2008, by and between TPI, Inc. and GE Capital Equity Capital Group, Inc., as amended, and the Confidentiality Agreement, dated as of April 20, 2009, by and between the Company and Element, constitute the full and entire understanding and agreement among the parties hereto with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.

9.7 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

9.8 Governing Law. This Agreement shall be governed in all respects by and construed under the internal laws of the State of Delaware as applied to agreements entered into by and among Delaware residents while located in Delaware and that are to be performed entirely within Delaware, without regard to principles of conflicts of law.

9.9 Jurisdiction; Venue. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

9.10 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

9.11 Equitable Remedies. The parties hereto agree that irreparable harm would occur in the event that any of the terms and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that each of the parties hereto shall be entitled to seek an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the parties are entitled to at law or in equity.

9.12 Severability. Unless otherwise expressly provided herein, the rights of the Investors hereunder are several rights, not rights jointly held with any of the other Investors. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, and the parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly effects the parties’ intent in entering into this Agreement.

9.13 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto.

9.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

9.15 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

9.16 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

9.17 Successors and Assigns. This Agreement may not be assigned by any party hereto without the prior written consent of each of the other parties hereto. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of any Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.18 Aggregation of Stock. All Shares held or acquired by affiliated entities or persons (including but not limited to: (a) a constituent partner or a retired partner of an Investor that is a partnership; (b) a parent, subsidiary or other affiliate of an Investor that is a corporation; (c) an immediate family member living in the same household, a descendant, or a trust therefore, in the case of an Investor who is an individual; (d) a member of an Investor that is a limited liability company or (e) funds under common management) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

(The remainder of this page is left intentionally blank.)

IN WITNESS WHEREOF, the parties hereto have executed this Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“COMPANY”

TPI COMPOSITES, INC.

By:	/s/ Steven C. Lockard

Name:	Steven C. Lockard

Title:	President & CEO

Address:	8501 North Scottsdale Road
Gainey Center II, Suite 280
Scottsdale, AZ 85253
Fax Number:	(480) 305-8315

(Signature Page to Senior Redeemable Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

ANGELENO INVESTORS II, LP

By:	Angeleno Group Management II, LLC
Its General Partner

By:	Angeleno Group, LLC
Its Managing Member

	By:	/s/ Daniel Weiss
	Name:	Daniel Weiss
	Title:	Member

Address:	2029 Century Park East, Suite 2980
Los Angeles, CA 90067

Fax No.:	(310) 552-2727

(Signature Page to Senior Redeemable Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

LANDMARK GROWTH CAPITAL PARTNERS, L.P.

By:	Landmark Equity Advisors LLC
Its Managing Member

	By:	/s/ Paul G. Giovacchini
	Name:	Paul G. Giovacchini
	Title:	Vice President

Address:	10 Mill Pond Road
Simsbury, CT 06070

Fax No.:	(860) 408-4608

LANDMARK IAM GROWTH CAPITAL, L.P.

By:	Landmark Growth Capital Partners, LLC
Its General Partner

By:	Landmark Equity Advisors LLC
Its Managing Member

	By:	/s/ Paul G. Giovacchini
	Name:	Paul G. Giovacchini
	Title:	Vice President

Address:	10 Mill Pond Road
Simsbury, CT 06070

Fax No.:	(860) 408-4608

(Signature Page to Senior Redeemable Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

NGP ENERGY TECHNOLOGY PARTNERS, L.P.

By:	NGP ETP, L.L.C.
Its General Partner

	By:	/s/ Philip J. Deutch
	Name:	Philip J. Deutch
	Title:	Managing Partner

Address:	1700 K Street, N.W., Suite 750
Washington D.C. 20006

Fax No.:	(202) 536-3921

(Signature Page to Senior Redeemable Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

ELEMENT PARTNERS II, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ Michael DeRosa
Name:	Michael DeRosa
Title:	Managing Member

ELEMENT PARTNERS II INTRAFUND, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ Michael DeRosa
Name:	Michael DeRosa
Title:	Managing Member

(Signature Page to Senior Redeemable Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/S/ Patrick Kocsi
Name:	Patrick Kocsi
Title:	Senior Managing Director

(Signature Page to Senior Redeemable Preferred Stock Purchase Agreement)

EXHIBIT A

FIRST CLOSING SCHEDULE OF INVESTORS

Investor	Number of Senior Redeemable Preferred Shares	Purchase Price Paid in Cash at First Closing	Purchase Price Paid by Conversion of Outstanding Principal and Accrued Interest at First Closing	Total Purchase Price Paid at First Closing

Landmark Growth Capital Partners, L.P. 10 Mill Pond Road Simsbury, CT 06070 Attn: Paul Giovacchini	13.5480	$253,166.65	$85,533.35	$338,700

Landmark IAM Growth Capital, L.P. 10 Mill Pond Road Simsbury, CT 06070 Attn: Paul Giovacchini	6.4520	$120,566.23	$40,733.77	$161,300

Angeleno Investors II, LP 2029 Century Park East Suite 2980 Los Angeles, CA 90067 Attn: Daniel Weiss	60	$1,500,000	—	$1,500,000

NGP Energy Technology Partners, L.P. 1700 K Street, N.W., Suite 750 Washington, D.C. 20006 Attn: Philip J. Deutch	40	$873,732.88	$126,267.12	$1,000,000

Element Partners II, L.P. Three Radnor Corp. Ctr., Suite 410 100 Matsonford Road Radnor, PA 19087 Attn: Michael DeRosa	78.8	$1,845,626.89	$124,373.11	$1,970,000

Element Partners II Intrafund, L.P. Three Radnor Corp. Ctr., Suite 410 100 Matsonford Road Radnor, PA 19087 Attn: Michael DeRosa	1.2	$28,105.99	$1,894.01	$30,000

Total:	200	$4,621,199	$378,801	$5,000,000

EXHIBIT B

FORM OF SIXTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

EXHIBIT C

SCHEDULE OF EXCEPTIONS

EXHIBIT D

FORM OF JOINDER AGREEMENT

EXHIBIT E

FORM OF LEGAL OPINION

AMENDMENT NO. 1

TO

SENIOR REDEEMABLE PREFERRED STOCK PURCHASE AGREEMENT

This Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement (the “Amendment”), dated as of April 13, 2011, amends that certain Senior Redeemable Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of March 24, 2011, by and among TPI Composites, Inc., a Delaware corporation (the “Company”), each of the investors listed on Exhibit A attached thereto (collectively, the “Investors”) and GE Capital Equity Investments, Inc. (“GE”). All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Purchase Agreement.

WHEREAS, the Company, the undersigned Investors and GE represent all of the parties to the Purchase Agreement;

WHEREAS, the Purchase Agreement currently provides that GE has the right to purchase 19.4872 Shares for an aggregate purchase price of $487,180 at the GE Closing;

WHEREAS, the Company, the undersigned Investors and GE desire to amend the Purchase Agreement to (i) increase the Shares that GE has the right to purchase to 40 Shares for an aggregate purchase price of $1,000,000 and (ii) provide that the GE Closing shall take place on the date hereof;

WHEREAS, simultaneously herewith the Company will amend the Restated Certificate to increase the authorized Shares so that there are sufficient Shares to consummate the acquisition by GE of the GE Share Allotment (as defined below):

WHEREAS, the Company, the undersigned Investors and GE desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments.

(a) Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

1.1 Authorization. The Company has authorized (a) the sale and issuance of up to 240 shares of the Company’s Senior Redeemable Preferred Stock (the “Shares”), par value $0.01 per share (the “Senior Redeemable Preferred Stock”), having the rights, privileges, preferences and restrictions set forth in the Sixth Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit B, as amended by the Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of the Company (the “Restated Certificate”).

(b) Section 2.1(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

(b) On April 13, 2011, GE agrees to purchase from the Company 40 Shares (the “GE Share Allotment”), at a purchase price of $25,000 per share, for an aggregate purchase price of $1,000,000 (the “GE Closing”), and with such GE Closing taking place on April 13, 2011, at the law offices of Goodwin Procter LLP, Exchange Place, Boston, MA 02109 at 10:00 a.m. local time, or at such other place as the Company and GE mutually agree in writing (such date, the “GE Closing Date”). Upon the consummation of the GE Closing, GE shall be deemed an “Additional Investor” and an “Investor” for all purposes hereunder.

(c) Section 2.2(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

(b) At the GE Closing, subject to the terms and conditions hereof, the Company will deliver to GE a certificate registered in GE’s name representing the number of Shares that GE is purchasing in the GE Closing against payment of GE’s aggregate purchase price of $1,000,000 by (i) check payable to the Company, (ii) wire transfer in accordance with the Company’s instructions or (iii) any combination of the foregoing.

(d) The first sentence of Section 5.2 is hereby deleted in its entirety and replaced with the following:

GE’s obligation to purchase the number of Shares set forth in the Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement is subject to the fulfillment on or before the GE Closing of each of the conditions set forth below, unless waived in writing by GE

2. Ratification of the Purchase Agreement. Except as specifically amended hereby, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

3. Severability. The invalidity or unenforceability of any provision of this Amendment in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Amendment, which shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile or other electronic transmission), each of which shall be an original, but all of which together shall constitute one instrument.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the applicable provisions of the Purchase Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“COMPANY”

TPI COMPOSITES, INC.

By:	/s/ Steven C. Lockard

Name:	Steven C. Lockard

Title:	President & CEO

Address:	8501 North Scottsdale Road
Gainey Center II, Suite 280
Scottsdale, AZ 85253
Fax No.:	(480) 305-8315

[Signature Page to Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

ANGELENO INVESTORS II, LP

By:	Angeleno Group Management II, LLC
Its General Partner

By:	Angeleno Group, LLC
Its Managing Member

	By:	/s/ Daniel Weiss
	Name:	Daniel Weiss
	Title:	Member

Address:	2029 Century Park East, Suite 2980
Los Angeles, CA 90067
Fax No.:	(310) 552-2727

[Signature Page to Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

LANDMARK GROWTH CAPITAL PARTNERS, L.P.

By:	Landmark Equity Advisors LLC
Its Managing Member

	By:	/s/ Paul G. Giovacchini
	Name:	Paul G. Giovacchini
	Title:	Vice President

Address:	10 Mill Pond Road
Simsbury, CT 06070
Fax No.:	(860) 408-4608

LANDMARK IAM GROWTH CAPITAL, L.P.

By:	Landmark Growth Capital Partners, LLC
Its General Partner

By:	Landmark Equity Advisors LLC
Its Managing Member

	By:	/s/ Paul G. Giovacchini
	Name:	Paul G. Giovacchini
	Title:	Vice President

Address:	10 Mill Pond Road
Simsbury, CT 06070
Fax No.:	(860) 408-4608

[Signature Page to Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

NGP ENERGY TECHNOLOGY PARTNERS, L.P.

By:	NGP ETP. L.L.C.
Its General Partner

	By:	/s/ Philip J. Deutch
	Name:	Philip J. Deutch
	Title:	Managing Partner

Address:	1700 K Street, N.W., Suite 750
Washington, DC 20006
Fax No.:	(202) 536-3921

[Signature Page to Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

ELEMENT PARTNERS II, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ Michael DeRosa
Name:	Michael DeRosa
Title:	Managing Member

ELEMENT PARTNERS II INTRAFUND, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ Michael DeRosa
Name:	Michael DeRosa
Title:	Managing Member

[Signature Page to Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ Patrick Kocsi
Name:
Title:

[Signature Page to Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement]

AMENDMENT NO. 2

TO

SENIOR REDEEMABLE PREFERRED STOCK PURCHASE AGREEMENT

This Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement (this “Amendment”), dated as of September 21, 2011, amends that certain Senior Redeemable Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of March 24, 2011, by and among TPI Composites, Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages thereto (collectively, the “Investors”), as amended by that certain Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement, dated as of April 13, 2011. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Purchase Agreement.

WHEREAS, the Company and the undersigned Investors represent all of the parties to the Purchase Agreement;

WHEREAS, the Company and the undersigned Investors desire to amend the Purchase Agreement to provide for the sale of up to an additional 120 shares of Senior Redeemable Preferred Stock to the Investors for an aggregate purchase price of up to $3,000,000;

WHEREAS, simultaneously herewith the Company will amend the Restated Certificate to increase the authorized Shares so that there are sufficient Shares to consummate the Second Closing (as defined below); and

WHEREAS, the Company and the undersigned Investors desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments.

(a) Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

1.1 Authorization. The Company has authorized (a) the sale and issuance of up to 360 shares of the Company’s Senior Redeemable Preferred Stock (the “Shares”), par value $0.01 per share (the “Senior Redeemable Preferred Stock”), having the rights, privileges, preferences and restrictions set forth in the Sixth Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit B, as amended by (i) the Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on April 13, 2011 and (ii) the Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on September 21, 2011 (the “Restated Certificate”).

1

(b) Section 1.2(c) is hereby added to the Purchase Agreement as set forth below:

(c) Subject to the terms and conditions of this Agreement, including but not limited to the satisfaction by the Company of all applicable closing conditions set forth in Section 5.3 below (or the waiver thereof), and in reliance on the representations and warranties set forth herein, at the Second Closing the Company agrees to sell and issue the number of Shares set forth opposite the names of those Investors set forth on Exhibit A hereto under the heading “Number of Shares Purchased at Second Closing” to such Investors (the “Second Closing Investors”), and each Second Closing Investor, severally and not jointly, agrees to purchase from the Company such number of Shares (the “Second Closing Shares”).

(c) Exhibit A to the Agreement is hereby deleted in its entirety and replaced with “Exhibit A” as attached to this Amendment.

(d) Section 2.2(d) is hereby added to the Purchase Agreement as set forth below:

(d) At the Second Closing, subject to the terms and conditions hereof, the Company will deliver to each Second Closing Investor a certificate registered in such Second Closing Investor’s name representing the number of Second Closing Shares that such Second Closing Investor is purchasing at the Second Closing against payment of such Second Closing Investor’s aggregate purchase price therefor as set forth on Exhibit A under the heading “Purchase Price Paid at Second Closing” by (i) check payable to the Company, (ii) wire transfer in accordance with the Company’s instructions or (iii) any combination of the foregoing.

(e) The name “Henry Hirvela” is hereby deleted from the first paragraph of Section 3 of the Purchase Agreement.

(f) The first sentence of Section 5.3 is hereby deleted in its entirety and replaced with the following:

Each Investor’s obligation to purchase its allotment of the Second Closing Shares as set forth on Exhibit A is subject to the fulfillment at or before the Second Closing of each of the conditions set forth below, unless waived in writing by the Investors; provided, however, that the Company may deliver to such Investors in advance of the Second Closing an updated Schedule of Exceptions for purposes of Section 5.3(a) below.

In addition, each reference in Section 5.3 of the Purchase Agreement to (i) “Additional Investor” shall be changed to “Investor,” and (ii) “Subsequent Closing” shall be changed to “Second Closing.”

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(g) Each reference in Sections 6 and 7 of the Agreement to “the First Closing” shall be changed to “the First Closing, the Second Closing”, and each reference in Sections 6 and 7 of the Agreement to “the First Closing Date” shall be changed to “the First Closing Date, the Second Closing Date.”

2. Ratification of the Purchase Agreement. Except as specifically amended hereby, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

3. Severability. The invalidity or unenforceability of any provision of this Amendment in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Amendment, which shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile or other electronic transmission), each of which shall be an original, but all of which together shall constitute one instrument.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the applicable provisions of the Purchase Agreement.

6. Expenses. The Company and the Investors shall each pay their own fees and expenses in connection with the transactions contemplated by this Amendment; provided, however, that the Company shall, within ten (10) days of presentment of an invoice, reimburse the reasonable fees and expenses of Morgan, Lewis & Bockius, LLP and such other out-of-pocket fees and expenses of the Investors, including, without limitation, any legal, accounting, consulting and general due diligence expenses, subject to, with respect to all of the foregoing, a maximum aggregate amount of Ten Thousand Dollars ($10,000).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

ANGELENO INVESTORS II, LP

By:	Angeleno Group Management II, LLC
Its General Partner

By:	Angeleno Group, LLC
Its Managing Member

	By:	/s/ Daniel Weiss
	Name:	Daniel Weiss
	Title:	Member

Address:	2029 Century Park East, Suite 2980
Los Angeles, CA 90067
Fax No.:	(310) 552-2727

[Signature Page to Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

LANDMARK GROWTH CAPITAL PARTNERS, L.P.

By:	Landmark Equity Advisors LLC
Its Managing Member

	By:	/s/ Paul G. Giovacchini
	Name:	Paul G. Giovacchini
	Title:	Vice President

Address:	10 Mill Pond Road
Simsbury, CT 06070
Fax No.:	(860) 408-4608

LANDMARK IAM GROWTH CAPITAL, L.P.

By:	Landmark Growth Capital Partners, LLC
Its General Partner

By:	Landmark Equity Advisors LLC
Its Managing Member

	By:	/s/ Paul G. Giovacchini
	Name:	Paul G. Giovacchini
	Title:	Vice President

Address:	10 Mill Pond Road
Simsbury, CT 06070
Fax No.:	(860) 408-4608

[Signature Page to Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

NGP ENERGY TECHNOLOGY PARTNERS, L.P.

By:	NGP ETP, L.L.C.
Its General Partner

	By:	/s/ Philip J. Deutch
	Name:	Philip J. Deutch
	Title:	Managing Partner

Address:	1700 K Street, N.W., Suite 750
Washington, DC 20006
Fax No.:	(202) 536-3921

[Signature Page to Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

ELEMENT PARTNERS II, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ Michael DeRosa
Name:	Michael DeRosa
Title:	Managing Member

ELEMENT PARTNERS II INTRAFUND, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ Michael DeRosa
Name:	Michael DeRosa
Title:	Managing Member

[Signature Page to Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ Patrick Kocsi
Name:	Patrick Kocsi
Title:	Senior Managing Director

Address:	201 Merritt 7
Norwalk, CT 06851
Fax No:	(203) 229-5097

[Signature Page to Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement]

Exhibit A

SCHEDULE OF INVESTORS

Investor	Number of Senior Redeemable Preferred Shares Purchased at First Closing	Purchase Price Paid in Cash at First Closing	Purchase Price Paid by Conversion of Outstanding Principal and Accrued Interest at First Closing	Total Purchase Price Paid at First Closing	Number of Senior Redeemable Preferred Shares Purchased at GE Closing	Total Purchase Price at GE Closing	Number of Senior Redeemable Preferred Shares Purchased at Second Closing	Purchase Price Paid at Second Closing

Landmark Growth Capital Partners, L.P. 10 Mill Pond Road Simsbury, CT 06070 Attn: Paul Giovacchini	13.5480	$253,166.65	$85,533.35	$338,700	—	—	6.774	$169,350

Landmark IAM Growth Capital, L.P. 10 Mill Pond Road Simsbury, CT 06070 Attn: Paul Giovacchini	6.4520	$120,566.23	$40,733.77	$161,300	—	—	3.226	$80,650

Angeleno Investors II, LP 2029 Century Park East Suite 2980 Los Angeles, CA 90067 Attn: Daniel Weiss	60	$1,500,000	—	$1,500,000	—	—	30	$750,000

NGP Energy Technology Partners, L.P. 1700 K Street, N.W., Suite 750 Washington, D.C. 20006 Attn: Philip J. Deutch	40	$873,732.88	$126,267.12	$1,000,000	—	—	10	$250,000

Element Partners II, L.P. Three Radnor Corp. Ctr., Suite 410 100 Matsonford Road Radnor, PA 19087 Attn: Michael DeRosa	78.8	$1,845,626.89	$124,373.11	$1,970,000	—	—	49.25	$1,231,250

Element Partners II Intrafund, L.P. Three Radnor Corp. Ctr., Suite 410 100 Matsonford Road Radnor, PA 19087 Attn: Michael DeRosa	1.2	$28,105.99	$1,894.01	$30,000	—	—	0.75	$18,750

GE Capital Equity Investments, Inc. 201 Merritt 7 Norwalk, CT 06851 Attn: Jonathan Pulitzer, TPI Account Manager	—	—	—	—	40	$1,000,000	20	$500,000

Total:	200	$4,621,199	$378,801	$5,000,000	40	$1,000,000	120	$3,000,000

AMENDMENT NO. 3

TO

SENIOR REDEEMABLE PREFERRED STOCK PURCHASE AGREEMENT

This Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement (this “Amendment”), dated as of December 21, 2011, amends that certain Senior Redeemable Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of March 24, 2011, by and among TPI Composites, Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages thereto (collectively, the “Investors”), as amended by that certain Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement, dated as of April 13, 2011, and as further amended by that certain Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement, dated as of September 21, 2011. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Purchase Agreement.

WHEREAS, the Company and the undersigned Investors represent all of the parties to the Purchase Agreement;

WHEREAS, the Company and the undersigned Investors desire to amend the Purchase Agreement to provide for the sale of up to an additional 140 shares of Senior Redeemable Preferred Stock to the Investors for an aggregate purchase price of up to $3,500,000;

WHEREAS, simultaneously herewith the Company will amend the Restated Certificate to increase the authorized Shares so that there are sufficient Shares to consummate the Second Closing (as defined below); and

WHEREAS, the Company and the undersigned Investors desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments.

(a) Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

1.1 Authorization. The Company has authorized (a) the sale and issuance of up to 500 shares of the Company’s Senior Redeemable Preferred Stock (the “Shares”), par value $0.01 per share (the “Senior Redeemable Preferred Stock”), having the rights, privileges, preferences and restrictions set forth in the Sixth Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit B, as amended by (i) the Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on April 13, 2011, (ii) the Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on September 21, 2011, and (iii) the

1

Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on December 21, 2011 (the “Restated Certificate”).

(b) Section 1.2(d) is hereby added to the Purchase Agreement as set forth below:

(d) Subject to the terms and conditions of this Agreement, including but not limited to the satisfaction by the Company of all applicable closing conditions set forth in Section 5.3 below (or the waiver thereof), and in reliance on the representations and warranties set forth herein, at the Third Closing the Company agrees to sell and issue the number of Shares set forth opposite the names of those Investors set forth on Exhibit A hereto under the heading “Number of Shares Purchased at Third Closing” to such Investors (the “Third Closing Investors”), and each Third Closing Investor, severally and not jointly, agrees to purchase from the Company such number of Shares (the “Third Closing Shares”) at a purchase price of $25,000 per Share (the “Share Price”).

(c) Exhibit A to the Agreement is hereby deleted in its entirety and replaced with “Exhibit A” as attached to this Amendment.

(d) Section 2.1(d) is hereby added to the Purchase Agreement as set forth below:

(d) On September 21, 2011 (the “Second Closing Date”), the Second Closing Investors shall purchase from the Company the Second Closing Shares at a purchase price of $25,000 per share (the “Second Closing”). The Second Closing shall take place at the law offices of Goodwin Procter LLP, Exchange Place, Boston, MA 02109 at 10:00 a.m. local time on the Second Closing Date, or at such other place as the Company and the Second Closing Investors mutually agree in writing.

(e) Section 2.1(e) is hereby added to the Purchase Agreement as set forth below:

(e) On December 21, 2011 (the “Third Closing Date”), the Third Closing Investors shall purchase from the Company the Third Closing Shares at a purchase price of $25,000 per share (the “Third Closing”). The Third Closing shall take place at the law offices of Goodwin Procter LLP, Exchange Place, Boston, MA 02109 at 10:00 a.m. local time on the Third Closing Date, or at such other place as the Company and the Third Closing Investors mutually agree in writing.

(f) Section 2.2(e) is hereby added to the Purchase Agreement as set forth below:

(e) At the Third Closing, subject to the terms and conditions hereof, the Company will deliver to each Third Closing Investor a certificate registered in

2

such Third Closing Investor’s name representing the number of Third Closing Shares that such Third Closing Investor is purchasing at the Third Closing against payment of such Third Closing Investor’s aggregate purchase price therefor as set forth on Exhibit A under the heading “Purchase Price Paid at Third Closing” by (i) check payable to the Company, (ii) wire transfer in accordance with the Company’s instructions or (iii) any combination of the foregoing.

(g) The first sentence of Section 5.3 is hereby deleted in its entirety and replaced with the following:

Each Investor’s obligation to purchase its allotment of the Second Closing Shares or the Third Closing Shares, as applicable, as set forth on Exhibit A is subject to the fulfillment at or before the Second Closing or the Third Closing, as applicable, of each of the conditions set forth below, unless waived in writing by the Investors; provided, however, that the Company may deliver to such Investors in advance of the Second Closing or the Third Closing, as applicable, an updated Schedule of Exceptions for purposes of Section 5.3(a) below.

In addition, each reference in Section 5.3 of the Purchase Agreement to (i) “Additional Investor” shall be changed to “Investor,” and (ii) “Subsequent Closing” shall be changed to “Second Closing or Third Closing, as applicable.”

(h) Each reference in Sections 6 and 7 of the Agreement to “the First Closing” shall be changed to “the First Closing, the Second Closing, the Third Closing”, and each reference in Sections 6 and 7 of the Agreement to “the First Closing Date” shall be changed to “the First Closing Date, the Second Closing Date, the Third Closing Date.”

2. Ratification of the Purchase Agreement. Except as specifically amended hereby, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

3. Severability. The invalidity or unenforceability of any provision of this Amendment in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Amendment, which shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile or other electronic transmission), each of which shall be an original, but all of which together shall constitute one instrument.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the applicable provisions of the Purchase Agreement.

6. Expenses. The Company and the Investors shall each pay their own fees and expenses in connection with the transactions contemplated by this Amendment; provided, however, that the Company shall, within ten (10) days of presentment of an invoice, reimburse the reasonable fees and expenses of Morgan, Lewis & Bockius, LLP and such other out-of-pocket fees and expenses of the Investors, including, without limitation, any legal, accounting,

3

consulting and general due diligence expenses, subject to, with respect to all of the foregoing, a maximum aggregate amount of Twenty Five Thousand Dollars ($25,000).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“COMPANY”

TPI COMPOSITES, INC.

By:	/s/ Steven C. Lockard

Name:	Steven C. Lockard

Title:	President & CEO

Address:	8501 North Scottsdale Road
Gainey Center II, Suite 280
Scottsdale, AZ 85253
Fax No.:	(480) 305-8315

[Signature Page to Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

ANGELENO INVESTORS II, LP

By:	Angeleno Group Management II, LLC
Its General Partner

By:	Angeleno Group, LLC
Its Managing Member

	By:	/s/ Daniel Weiss
	Name:	Daniel Weiss
	Title:	Member

Address:	2029 Century Park East, Suite 2980
Los Angeles, CA 90067
Fax No.:	(310) 552-2727

[Signature Page to Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

ELEMENT PARTNERS II, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ Michael DeRosa
Name:	Michael DeRosa
Title:	Managing Member

ELEMENT PARTNERS II INTRAFUND, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ Michael DeRosa
Name:	Michael DeRosa
Title:	Managing Member

Address:	100 Matsonford Road
Wayne, PA 19087
Fax No.:	(610) 964-8005

[Signature Page to Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ Hugh Golden
Name:	Hugh Golden
Title:	Managing Director

Address:	201 Merritt 7
Norwalk, CT 06851
Fax. No.:	(203) 229-5097

[Signature Page to Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

LANDMARK GROWTH CAPITAL PARTNERS, L.P.

By:	Landmark Equity Advisors LLC
Its Managing Member

	By:	/s/ Paul G. Giovacchini
	Name:	Paul G. Giovacchini
	Title:	Vice President

Address:	10 Mill Pond Road
Simsbury, CT 06070
Fax No.:	(860) 408-4608

LANDMARK IAM GROWTH CAPITAL, L.P.

By:	Landmark Growth Capital Partners, LLC
Its General Partner

By:	Landmark Equity Advisors LLC
Its Managing Member

	By:	/s/ Paul G. Giovacchini
	Name:	Paul G. Giovacchini
	Title:	Vice President

Address:	10 Mill Pond Road
Simsbury, CT 06070
Fax No.:	(860) 408-4608

[Signature Page to Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

NGP ENERGY TECHNOLOGY PARTNERS, L.P.

By:	NGP ETP, L.L.C.
Its General Partner

	By:	/s/ Philip J. Deutch
	Name:	Philip J. Deutch
	Title:	Managing Partner

Address:	1700 K Street, N.W., Suite 750
Washington, DC 20006
Fax No.:	(202) 536-3921

[Signature Page to Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement]

Exhibit A

SCHEDULE OF INVESTORS

Investor	Number of Senior Redeemable Preferred Shares Purchased at First Closing	Purchase Price Paid in Cash at First Closing	Purchase Price Paid by Conversion of Outstanding Principal and Accrued Interest at First Closing	Total Purchase Price Paid at First Closing	Number of Senior Redeemable Preferred Shares Purchased at GE Closing	Total Purchase Price at GE Closing	Number of Senior Redeemable Preferred Shares Purchased at Second Closing	Purchase Price Paid at Second Closing	Number of Senior Redeemable Preferred Shares Purchased at Third Closing	Purchase Price Paid at Third Closing

Landmark Growth Capital Partners, L.P. 10 Mill Pond Road Simsbury, CT 06070 Attn: Paul Giovacchini	13.5480	$253,166.65	$85,533.35	$338,700	—	—	6.774	$169,350	6.774	$169,350

Landmark IAM Growth Capital, L.P. 10 Mill Pond Road Simsbury, CT 06070 Attn: Paul Giovacchini	6.4520	$120,566.23	$40,733.77	$161,300	—	—	3.226	$80,650	3.226	$80,650

Angeleno Investors II, LP 2029 Century Park East Suite 2980 Los Angeles, CA 90067 Attn: Daniel Weiss	60	$1,500,000	—	$1,500,000	—	—	30	$750,000	20	$500,000

NGP Energy Technology Partners, L.P. 1700 K Street, N.W., Suite 750 Washington, D.C. 20006 Attn: Philip J. Deutch	40	$873,732.88	$126,267.12	$1,000,000	—	—	10	$250,000	4	$100,000

Element Partners II, L.P. Three Radnor Corp. Ctr., Suite 410 100 Matsonford Road Radnor, PA 19087 Attn: Michael DeRosa	78.8	$1,845,626.89	$124,373.11	$1,970,000	—	—	49.25	$1,231,250	104.41	$2,610,250

Element Partners II Intrafund, L.P. Three Radnor Corp. Ctr., Suite 410 100 Matsonford Road Radnor, PA 19087 Attn: Michael DeRosa	1.2	$28,105.99	$1,894.01	$30,000	—	—	0.75	$18,750	1.59	$39,750

GE Capital Equity Investments, Inc. 201 Merritt 7 Norwalk, CT 06851 Attn: Jonathan Pulitzer, TPI Account Manager	—	—	—	—	40	$1,000,000	20	$500,000	—	—

Total:	200	$4,621,199	$378,801	$5,000,000	40	$1,000,000	120	$3,000,000	140	$3,500,000

EXECUTION VERSION

AMENDMENT NO. 4

TO

SENIOR REDEEMABLE PREFERRED STOCK PURCHASE AGREEMENT

This Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement (this “Amendment”), dated as of March 19, 2012, amends that certain Senior Redeemable Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of March 24, 2011, by and among TPI Composites, Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages thereto (collectively, the “Investors”), as amended by that certain Amendment No. 1 to Senior Redeemable Preferred Stock Purchase Agreement, dated as of April 13, 2011, as amended by that certain Amendment No. 2 to Senior Redeemable Preferred Stock Purchase Agreement, dated as of September 21, 2011, and as further amended by that certain Amendment No. 3 to Senior Redeemable Preferred Stock Purchase Agreement, dated as of December 21, 2011. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Purchase Agreement.

WHEREAS, the Company and the undersigned Investors represent all of the parties to the Purchase Agreement;

WHEREAS, the Company and the undersigned Investors desire to amend the Purchase Agreement to provide for the sale of up to an additional 240 shares of Senior Redeemable Preferred Stock to the Investors for an aggregate purchase price of up to $6,000,000;

WHEREAS, simultaneously herewith the Company will amend the Restated Certificate to increase the authorized Shares so that there are sufficient Shares to consummate the Second Closing (as defined below); and

WHEREAS, the Company and the undersigned Investors desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments.

(a) Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

1.1 Authorization. The Company has authorized (a) the sale and issuance of up to 740 shares of the Company’s Senior Redeemable Preferred Stock (the “Shares”), par value $0.01 per share (the “Senior Redeemable Preferred Stock”), having the rights, privileges, preferences and restrictions set forth in the Sixth Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit B, as amended by (i) the Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on April 13, 2011, (ii) the Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of the Company filed with the

1

Secretary of State of the State of Delaware on September 21, 2011, (iii) the Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on December 21, 2011, and (iv) the Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on March 19, 2011 (the “Restated Certificate”).

(b) Section 1.2(e) is hereby added to the Purchase Agreement as set forth below:

(d) Subject to the terms and conditions of this Agreement, including but not limited to the satisfaction by the Company of all applicable closing conditions set forth in Section 5.3 below (or the waiver thereof), and in reliance on the representations and warranties set forth herein, at the Fourth Closing the Company agrees to sell and issue the number of Shares set forth opposite the names of those Investors set forth on Exhibit A hereto under the heading “Number of Shares Purchased at Fourth Closing” to such Investors (the “Fourth Closing Investors”), and each Fourth Closing Investor, severally and not jointly, agrees to purchase from the Company such number of Shares (the “Fourth Closing Shares”) at a purchase price of $25,000 per Share (the “Share Price”).

(c) Exhibit A to the Agreement is hereby deleted in its entirety and replaced with “Exhibit A” as attached to this Amendment.

(d) Section 2.1(f) is hereby added to the Purchase Agreement as set forth below:

(f) On March 19, 2012 (the “Fourth Closing Date”), the Fourth Closing Investors shall purchase from the Company the Fourth Closing Shares at a purchase price of $25,000 per share (the “Fourth Closing”). The Fourth Closing shall take place at the law offices of Goodwin Procter LLP, Exchange Place, Boston, MA 02109 at 10:00 a.m. local time on the Fourth Closing Date, or at such other place as the Company and the Fourth Closing Investors mutually agree in writing.

(e) Section 2.2(f) is hereby added to the Purchase Agreement as set forth below:

(e) At the Fourth Closing, subject to the terms and conditions hereof, the Company will deliver to each Fourth Closing Investor a certificate registered in such Fourth Closing Investor’s name representing the number of Fourth Closing Shares that such Fourth Closing Investor is purchasing at the Fourth Closing against payment of such Fourth Closing Investor’s aggregate purchase price therefor as set forth on Exhibit A under the heading “Purchase Price Paid at Fourth Closing” by (i) check payable to the Company, (ii) wire transfer in

2

accordance with the Company’s instructions or (iii) any combination of the foregoing.

(f) The first sentence of Section 5.3 is hereby deleted in its entirety and replaced with the following:

Each Investor’s obligation to purchase its allotment of the Second Closing Shares, the Third Closing Shares, and the Fourth Closing Shares, as applicable, as set forth on Exhibit A is subject to the fulfillment at or before the Second Closing, the Third Closing, or the Fourth Closing, as applicable, of each of the conditions set forth below, unless waived in writing by the Investors; provided, however, that the Company may deliver to such Investors in advance of the Second Closing, the Third Closing, or the Fourth Closing, as applicable, an updated Schedule of Exceptions for purposes of Section 5.3(a) below.

In addition, each reference in Section 5.3 of the Purchase Agreement to (i) “Additional Investor” shall be changed to “Investor,” and (ii) “Subsequent Closing” shall be changed to “Second Closing, Third Closing, or Fourth Closing, as applicable.”

(g) Each reference in Sections 6 and 7 of the Agreement to “the First Closing” shall be changed to “the First Closing, the Second Closing, the Third Closing, the Fourth Closing”, and each reference in Sections 6 and 7 of the Agreement to “the First Closing Date” shall be changed to “the First Closing Date, the Second Closing Date, the Third Closing Date, the Fourth Closing Date.”

2. Ratification of the Purchase Agreement. Except as specifically amended hereby, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

3. Severability. The invalidity or unenforceability of any provision of this Amendment in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Amendment, which shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile or other electronic transmission), each of which shall be an original, but all of which together shall constitute one instrument.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the applicable provisions of the Purchase Agreement.

6. Expenses. The Company and the Investors shall each pay their own fees and expenses in connection with the transactions contemplated by this Amendment; provided, however, that the Company shall, within ten (10) days of presentment of an invoice, reimburse the reasonable fees and expenses of Morgan, Lewis & Bockius, LLP and such other out-of-pocket fees and expenses of the Investors, including, without limitation, any legal, accounting, consulting and general due diligence expenses, subject to, with respect to all of the foregoing, a maximum aggregate amount of Twenty Five Thousand Dollars ($25,000).

3

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“COMPANY”

TPI COMPOSITES, INC.

By:	/s/ Steven C. Lockard

Name:	Steven C. Lockard

Title:	President & CEO

Address:	8501 North Scottsdale Road
Gainey Center II, Suite 280
Scottsdale, AZ 85253
Fax No.:	(480) 305-8315

[Signature Page to Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

ANGELENO INVESTORS II, LP

By:	Angeleno Group Management II, LLC
Its General Partner

By:	Angeleno Group, LLC
Its Managing Member

	By:	/s/ Daniel Weiss
	Name:	Daniel Weiss
	Title:	Member

Address:	2029 Century Park East, Suite 2980
Los Angeles, CA 90067
Fax No.:	(310) 552-2727

[Signature Page to Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

ELEMENT PARTNERS II, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ Michael DeRosa
Name:	Michael DeRosa
Title:	Managing Member

ELEMENT PARTNERS II INTRAFUND, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ Michael DeRosa
Name:	Michael DeRosa
Title:	Managing Member

Address:	100 Matsonford Road
Wayne, PA 19087
Fax No.:	(610) 964-8005

[Signature Page to Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ Hugh Golden
Name:	Hugh Golden
Title:	Managing Director

Address:	201 Merritt 7
Norwalk, CT 06851
Fax. No.:	(203) 229-5097

[Signature Page to Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

LANDMARK GROWTH CAPITAL PARTNERS, L.P.

By:	Landmark Equity Advisors LLC
Its Managing Member

	By:	/s/ Paul G. Giovacchini
	Name:	Paul G. Giovacchini
	Title:	Vice President

Address:	10 Mill Pond Road
Simsbury, CT 06070
Fax No.:	(860) 408-4608

LANDMARK IAM GROWTH CAPITAL, L.P.

By:	Landmark Growth Capital Partners, LLC
Its General Partner

By:	Landmark Equity Advisors LLC
Its Managing Member

	By:	/s/ Paul G. Giovacchini
	Name:	Paul G. Giovacchini
	Title:	Vice President

Address:	10 Mill Pond Road
Simsbury, CT 06070
Fax No.:	(860) 408-4608

[Signature Page to Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

“INVESTOR”

NGP ENERGY TECHNOLOGY PARTNERS, L.P.

By:	NGP ETP, L.L.C.
Its General Partner

	By:	/s/ Philip J. Deutch
	Name:	Philip J. Deutch
	Title:	Managing Partner

Address:	1700 K Street, N.W., Suite 750
Washington, DC 20006
Fax No.:	(202) 536-3921

[Signature Page to Amendment No. 4 to Senior Redeemable Preferred Stock Purchase Agreement]

Exhibit A

SCHEDULE OF INVESTORS

Investor	Number of Senior Redeemable Preferred Shares Purchased at First Closing	Purchase Price Paid in Cash at First Closing	Purchase Price Paid by Conversion of Outstanding Principal and Accrued Interest at First Closing	Total Purchase Price Paid at First Closing	Number of Senior Redeemable Preferred Shares Purchased at GE Closing	Total Purchase Price at GE Closing	Number of Senior Redeemable Preferred Shares Purchased at Second Closing	Purchase Price Paid at Second Closing	Number of Senior Redeemable Preferred Shares Purchased at Third Closing	Purchase Price Paid at Third Closing	Number of Senior Redeemable Preferred Shares Purchased at Fourth Closing	Purchase Price Paid at Fourth Closing

Landmark Growth Capital Partners, L.P.
10 Mill Pond Road	13.5480	$253,166.65	$85,533.35	$338,700	—	—	6.774	$169,350	6.774	$169,350	—	—
Simsbury, CT 06070
Attn: Paul Giovacchini

Landmark IAM Growth Capital, L.P.
10 Mill Pond Road	6.4520	$120,566.23	$40,733.77	$161,300	—	—	3.226	$80,650	3.226	$80,650	—	—
Simsbury, CT 06070
Attn: Paul Giovacchini

Angeleno Investors II, LP
2029 Century Park East Suite 2980	60	$1,500,000	—	$1,500,000	—	—	30	$750,000	20	$500,000	60	$1,500,000
Los Angeles, CA 90067
Attn: Daniel Weiss

NGP Energy Technology Partners, L.P.
1700 K Street, N.W., Suite 750	40	$873,732.88	$126,267.12	$1,000,000	—	—	10	$250,000	4	$100,000	6	$150,000
Washington, D.C. 20006
Attn: Philip J. Deutch

Element Partners II, L.P.
Three Radnor Corp. Ctr., Suite 410
100 Matsonford Road	78.8	$1,845,626.89	$124,373.11	$1,970,000	—	—	49.25	$1,231,250	104.41	$2,610,250	171.39	$4,284,750
Radnor, PA 19087
Attn: Michael DeRosa

Element Partners II Intrafund, L.P.
Three Radnor Corp. Ctr., Suite 410
100 Matsonford Road	1.2	$28,105.99	$1,894.01	$30,000	—	—	0.75	$18,750	1.59	$39,750	2.61	$65,250
Radnor, PA 19087
Attn: Michael DeRosa

GE Capital Equity Investments, Inc.
201 Merritt 7	—	—	—	—	40	$1,000,000	20	$500,000	—	—	—	—
Norwalk, CT 06851
Attn: Jonathan Pulitzer, TPI
Account Manager

Total:	200	$4,621,199	$378,801	$5,000,000	40	$1,000,000	120	$3,000,000	140	$3,500,000	240	$6,000,000